TRUST INDENTURE


                               Dated May 1, 2000




                                    Between



                        THE INDUSTRIAL DEVELOPMENT BOARD
                       OF THE CITY OF HALEYVILLE, ALABAMA



                                      and



                             FIRST COMMERCIAL BANK
                                   as Trustee







                                   Regarding
            Variable/Fixed Rate Industrial Development Revenue Bonds
                       (Winston Properties, Inc. Project)







This Trust Indenture was prepared by Heyward C. Hosch of Walston, Wells, Anderson & Bains, LLP, Financial Center, 505 North 20th Street, Suite 500, Birmingham, Alabama 35203

TRUST INDENTURE


TABLE OF CONTENTS

(This Table of Contents is not a part of this Indenture and is only for convenience of reference)
                                                                           PAGE

PARTIES ....................................................................   1
RECITALS 1
GRANTING CLAUSES ...........................................................   2


         ARTICLE I

                  Definitions and Other Provisions
                       of General Application

SECTION 1.01 ...    Definitions                                                2
SECTION 1.02 ...    Acts of Bondholders                                       12
SECTION 1.03 ...    Form and Contents of Documents Delivered to Trustee       13
SECTION 1.04 ...    Compliance Certificates and Opinions                      14
SECTION 1.05 ...    Effect of Headings and Table of Contents                  14
SECTION 1.06 ...    Date of Indenture14
SECTION 1.07 ...    Enforceability                                            15
SECTION 1.08 ...    Governing Law                                             15
SECTION 1.09 ...    Counterparts                                              15
SECTION 1.10 ...    Notices                                                   15
SECTION 1.11 ...    Notices to Bondholders; Waiver                            16
SECTION 1.12 ...    Concerning the Credit Obligor and the Letter of Credit    17
SECTION 1.13 ...    Notice to Rating Agencies 17
SECTION 1.14 ...    Successors and Assigns                                    17
SECTION 1.15 ...    Benefits of Indenture                                     17


                                   ARTICLE II

Granting Clauses                                                              18






                                   ARTICLE III

                                Limited Liability

SECTION 3.01  Source of Payment of Bonds and Other Obligations;
                                            Disclaimer of General Liability   19
SECTION 3.02  Officers, Directors, etc. Exempt from Individual Liability ..   19


                                   ARTICLE IV

The Bonds

SECTION 4.01  General Terms ...............................................   20
SECTION 4.02  Variable Rate ...............................................   22
SECTION 4.03  Fixed Rate ..................................................   23
SECTION 4.04  Optional Tender .............................................   24
SECTION 4.05  Mandatory Tender 26
SECTION 4.06  Procedures for Purchase and Remarketing of Bonds;
                               Delivery of Purchased and Remarketed Bonds .   29
SECTION 4.07  Execution, Authentication, Delivery and Dating ..............   31
SECTION 4.08  Authentication and Delivery of Bonds to Original Purchasers .   32
SECTION 4.09  Temporary Bonds .............................................   32
SECTION 4.10  Letter of Credit 33
SECTION 4.11  Additional Credit Enhancement ...............................   35


                                    ARTICLE V

                      Registration, Book-Entry System, and
                     General Provisions Regarding the Bonds

SECTION 5.01  Registration of Bonds .......................................   35
SECTION 5.02  Transfer, and Exchange of Bonds; Replacement of Mutilated,
                               Lost, Destroyed or Stolen Bonds ............   35
SECTION 5.03  Book-Entry System ...........................................   37
SECTION 5.04  Payment of Interest on Bonds; Interest Rights Preserved .....   39
SECTION 5.05  Paying Agent ................................................   39
SECTION 5.06  Payments Due on Non-Business Days ...........................   40
SECTION 5.07  Cancellation ................................................   40




                                   ARTICLE VI

                               Redemption of Bonds

SECTION 6.01  When Bonds Are Subject to Redemption ........................   40
SECTION 6.02  Election to Redeem; Notice to Trustee .......................   40
SECTION 6.03  Selection of Bonds to be Redeemed ...........................   41
SECTION 6.04  Notice of Redemption ........................................   41
SECTION 6.05  Deposit of Redemption Price .................................   42
SECTION 6.06  Bonds Payable on Redemption Date ............................   42
SECTION 6.07  Bonds Redeemed in Part ......................................   43


                                   ARTICLE VII

                        Application of Proceeds of Bonds

SECTION 7.01 Application of Proceeds of Bonds .............................   43
SECTION 7.02 Construction Fund; Disbursements .............................   43
SECTION 7.03 Completion of the Project ....................................   44


                                  ARTICLE VIII

                                    Revenues

SECTION 8.01  Bond Fund and Letter of Credit Draws ........................   44
SECTION 8.02  Bond Purchase Fund ..........................................   46
SECTION 8.03  Money for Bond Payments to be Held in Trust;
                                            Repayment of Unclaimed Money ..   47


                                   ARTICLE IX

                  Security for and Investment of Special Funds

SECTION 9.01 Security for Trust Estate Money ..............................   48
SECTION 9.02 Investment of Special Funds ..................................   48
SECTION 9.03 Arbitrage ....................................................   49





                                    ARTICLE X

                          Representations and Covenants

SECTION 10.01  General Representations ....................................   49
SECTION 10.02  No Encumbrance on Trust Estate .............................   50
SECTION 10.03  General Covenants51
SECTION 10.04  The User Agreement .........................................   51
SECTION 10.05  Inspection of Records ......................................   51
SECTION 10.06  Advances by Trustee ........................................   51
SECTION 10.07  Corporate Existence ........................................   52
SECTION 10.08  Appointment of Successor Trustee ...........................   52
SECTION 10.09  Tax-Exempt Status of Bonds53
SECTION 10.10  Performance by User ........................................   53
SECTION 10.11  Further Assurances .........................................   53


                                   ARTICLE XI

The Project                                                                   54


                                   ARTICLE XII

                         Events of Default and Remedies

SECTION 12.01  Events of Default54
SECTION 12.02  Acceleration of Maturity; Rescission and Annulment;
                       Exercise of Remedies ...............................   55
SECTION 12.03  Rights and Remedies of Trustee on Default under User
                       Agreement ..........................................   56
SECTION 12.04  Rights and Remedies of Trustee in the Event of Bankruptcy,
                       and the Occurrence of Similar Events Regarding, the
                       User ...............................................   57
SECTION 12.05  Rights of User in Event of Default under Section 12.01(8) by
                       Issuer under this Indenture ........................   57
SECTION 12.06  Subrogation Rights of Credit Obligor .......................   58
SECTION 12.07  Application of Money Collected .............................   58
SECTION 12.08  Trustee May Enforce Claims without Possession of Bonds .....   59
SECTION 12.09  Limitation on Suits by Holders .............................   59
SECTION 12.10  Unconditional Right of Bondholders to Receive Principal,
                        Premium and Interest ..............................   60
SECTION 12.11  Restoration of Positions ...................................   60
SECTION 12.12  Rights and Remedies Cumulative .............................   60
SECTION 12.13  Delay or Omission Not Waiver ...............................   60
SECTION 12.14  Control by Credit Obligor and Bondholders ..................   61
SECTION 12.15  Waiver of Past Defaults ....................................   61
SECTION 12.16  Waiver of Appraisement and Other Laws ......................   62
SECTION 12.17  Suits to Protect the Trust Estate ..........................   62
SECTION 12.18  Remedies Subject to Applicable Law 62


                                  ARTICLE XIII

                                   The Trustee

SECTION 13.01  Certain Duties and Responsibilities63
SECTION 13.02  Notice of Defaults .........................................   64
SECTION 13.03  Certain Rights of Trustee 64
SECTION 13.04  Not Responsible for Recitals ...............................   65
SECTION 13.05  May Hold Bonds .............................................   65
SECTION 13.06  Money Held in Trust ........................................   65
SECTION 13.07  Compensation and Reimbursement .............................   65
SECTION 13.08  Eligibility of Trustee; Appointment of Co-Trustee ..........   66
SECTION 13.09  Resignation and Removal; Appointment of Successor ..........   67
SECTION 13.10  Acceptance of Appointment by Successor .....................   68
SECTION 13.11  Merger, Conversion, Consolidation or Succession to Business    69


                                   ARTICLE XIV

                   Supplemental Indentures, Amendments to User
                  Agreement and Amendments of Letter of Credit

SECTION 14.01  Supplemental Indentures Without Consent of Bondholders .....   69
SECTION 14.02  Supplemental Indentures With Consent of Bondholders ........   70
SECTION 14.03  Amendments and Supplements to User Agreement Without
                                Consent of Bondholders ....................   71
SECTION 14.04  Amendments and Supplements to User Agreement With
                                Consent of Bondholders ....................   72
SECTION 14.05  Discretion of Trustee; Acts of Bondholders .................   73
SECTION 14.06  Consent of Credit Obligor 73
SECTION 14.07  Execution of Supplemental Indentures .......................   73
SECTION 14.08  Effect of Supplemental Indentures ..........................   73
SECTION 14.09  Reference in Bonds to Supplemental Indentures ..............   73
SECTION 14.10  Amendment of Letter of Credit ..............................   74
SECTION 14.11  Opinion of Bond Counsel ....................................   74


                                   ARTICLE XV

                              The Remarketing Agent
                              and the Tender Agent

SECTION 15.01  Remarketing Agent74
SECTION 15.02  Tender Agent ...............................................   75

                                   ARTICLE XVI

                                   Defeasance

SECTION 16.01  Payment of Indebtedness; Satisfaction and Discharge
               of Indenture ...............................................   76
SECTION 16.02  Trust for Payment of Debt Service ..........................   77


                                  ARTICLE XVII

                             FEDERAL REBATE PAYMENTS

SECTION 17.01  Computations and Payments of Rebate ........................   78
SECTION 17.02  Accounting Records and Reports .............................   78


TESTIMONIUM ...............................................................   80
SIGNATURES ................................................................   80
ACKNOWLEDGMENTS ...........................................................81-82

EXHIBIT A
EXHIBIT B

                                 TRUST INDENTURE


         THIS TRUST INDENTURE dated May 1, 2000 is entered into by THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HALEYVILLE, ALABAMA, a public corporation organized under the laws of the State of Alabama (the "Issuer"), and FIRST COMMERCIAL BANK, a state banking corporation with its principal office in Birmingham, Alabama (the "Trustee").

                                    Recitals

         Pursuant to and for the purposes expressed in Division 1 of Article 4 of Chapter 54 of Title 11 of the Code of Alabama 1975 (the "Enabling Law") the Issuer has duly authorized, executed and delivered this Indenture and has duly authorized the creation, execution and delivery of Variable/Fixed Rate Industrial Development Revenue Bonds (Winston Properties, Inc. Project) dated the date of delivery and payment therefor (the "Bonds") pursuant to this Indenture to finance a "project" within the meaning of the Enabling Law, as more particularly described herein and in the User Agreement hereinafter referenced (the "Project").

         Simultaneously with the issuance of the Bonds the Issuer and Winston Properties, Inc., an Alabama corporation (the "User") will enter into a Lease Agreement dated May 1, 2000 (the "User Agreement"), whereby the User will use the Project and make payments to the Issuer at such times and in such amounts as shall be sufficient to pay when due the principal of, premium (if any) and interest on the Bonds and the purchase price of Bonds tendered for purchase pursuant to the mandatory or optional tender provisions of this Indenture.

         As additional security for the Bonds, the User will enter into a Bond Guaranty Agreement dated May 1, 2000 in favor of the Trustee, whereby the User will guarantee payment of the Bonds.

         The Bonds shall be limited obligations of the Issuer payable solely out of the amounts payable by the User pursuant to the User Agreement and any other revenues derived by the Issuer from the Project.

         As additional security for the Bonds, the User will cause Fleet National Bank to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of the Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) for purchase, plus (ii) interest on the Bonds for a period of 56 days at the maximum rate per annum for the Bonds, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) for purchase. The initial letter of credit to be delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to this Indenture are herein collectively referred to as the "Letter of Credit".

         The Letter of Credit is initially issued pursuant to various credit, loan, letter of credit, reimbursement, security and guaranty agreements among some or all of the Credit Obligor, FCC, the Administrative Agent, various other financial institutions, the Issuer, the User, and persons related to the User, which evidence, guarantee or provide security for the obligations of the User to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements of the User related thereto.

         All things have been done which are necessary to make the Bonds, when executed by the Issuer and authenticated and delivered by the Trustee hereunder, the valid obligations of the Issuer and to constitute this Indenture a valid trust indenture for the security of the Bonds, in accordance with the terms of the Bonds and this Indenture.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         It is hereby covenanted and declared that all of the Bonds are to be authenticated and delivered and the property subject to this Indenture is to be held and applied by the Trustee, subject to the covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit (except as otherwise expressly provided herein) of all Holders (as hereinafter defined) of the Bonds, as follows:


        ARTICLE IDefinitions and Other Provisions of General Application
                            SECTION 1.01 Definitions

                       For all purposes of this Indenture,
                          except as otherwise expressly
                         provided or unless the context
                               otherwise requires:

                  (1) The terms defined in this Article shall have the meanings assigned in this Article. Singular terms shall include the plural as well as the singular, and vice versa. Any pronoun shall include both singular and plural and cover all genders.

                  (2) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

                  (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

                  (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Act, when used with respect to any Bondholder, has the meaning stated in Section 1.02.

         Act of Bankruptcy shall mean the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the User or the Issuer under any applicable bankruptcy, insolvency, reorganization, or similar law, now or hereafter in effect.

         Administrative Expense Payments shall mean the amounts payable by the User pursuant to Section 5.03 of the User Agreement, with respect to the fees and expenses of the Issuer and the Trustee.

         Administrative Agent shall mean Fleet Capital Corporation, in its capacity as the Administrative Agent under (and as defined in) the Loan Agreement, and its successors and assigns in such capacity.

         Affiliate of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Authorized Denomination or Denominations means with respect to all Bonds (i) during any Variable Rate Period the amount of $100,000 and any integral multiple of $5,000 in excess thereof and (ii) during any Fixed Rate Period the amount of $5,000 and any integral multiple thereof for each maturity.

         Authorized Issuer Representative shall mean the Chairman or Vice-Chairman of the Board of Directors or the Secretary or Treasurer of the Issuer or any other officer or agent of the Issuer authorized by the Board of Directors to act as "Authorized Issuer Representative" for purposes of this Indenture and the User Agreement without further action by the Board of Directors.

         Authorized User Representative shall mean any officer, partner or member of the User or any agent of the User authorized by the User to act as "Authorized User Representative" for purposes of this Indenture and the User Agreement and identified as such in writing delivered to the Trustee.

         Beneficial Owner shall have the meaning set forth in Section 5.03.

         Board of Directors shall mean the board of directors of the Issuer as constituted from time to time.

         Bond shall mean any bond authenticated and delivered pursuant to this Indenture.

         Bonds shall mean the $3,900,000 Variable/Fixed Rate Industrial Development Revenue Bonds (Winston Properties, Inc. Project), authorized to be issued pursuant to Section 4.01.

         Bond Counsel shall mean counsel with experience in matters relating to the issuance of obligations by or on behalf of states or local governmental units who shall be acceptable to the User and the Trustee.

         Bond Fund shall mean the fund established pursuant to Section 8.01.

         Bond Guaranty shall mean that certain Bond Guaranty Agreement dated May 1, 2000, executed by the User in favor of the Trustee, including any amendments or supplements to such instrument entered into pursuant to the applicable provisions thereof.

         Bondholder when used with respect to any Bond shall mean (i) the Securities Depository or the Securities Depository Nominee during the time either thereof is the registered owner of the Bonds in accordance with the Book Entry System and (ii) in all other cases, the person in whose name such Bond is registered in the Bond Register.

         Bond Payment Date shall mean each date (including any date fixed for optional or mandatory redemption of Bonds) on which Debt Service is due and payable on the Bonds.

         Bond Purchase Fund shall mean the fund established pursuant to Section 8.02.

         Bond Register shall mean the register or registers for the registration and transfer of Bonds maintained by the Issuer pursuant to Section 5.01.

         Bond Registrar shall mean the agent of the Issuer appointed as such pursuant to Section 5.01 for the purpose of registering Bonds and transfers of Bonds.

         Book-Entry System means a book-entry only system of evidence of purchase and transfer of beneficial ownership interests in the Bonds.

         Business Day shall mean any day other than (1) a Saturday, a Sunday or
(2) a day on which the payment system of the Federal Reserve System is not operational, or (3) a day on which banking institutions are required or authorized to remain closed in any of the following locations: (i) the city in which the Principal Office of the Trustee is located, (ii) the city in which the principal office of the Remarketing Agent is located, (iii) the city in which the office of the Credit Obligor where drawings under the Letter of Credit are to be made is located, or (iv) the City of New York, New York.

         Construction Fund shall mean the fund established pursuant to Section 7.02.

         Conversion Date shall mean the first day of any Fixed Rate Period.

         County shall mean Winston County, Alabama.
         ------

         Credit Documents shall mean collectively the Reimbursement Agreement, the Loan Agreement, the Pledge Agreement, the Mortgage and all other agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the User or any other Person which evidence, guarantee or provide security for the obligations of the User with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings which evidence, guarantee or provide security for the obligations of the User with respect to such Substitute Letter of Credit.

         Credit Obligor shall mean Fleet National Bank, and its successors and assigns, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Obligor" shall mean the issuer of such Substitute Letter of Credit.

         Credit Obligor Indebtedness shall mean all indebtedness or obligations of the User to the Credit Obligor Parties or the Lenders under the Credit Documents including without limitation (i) the User's obligation to reimburse the Credit Obligor for draws made under the Letter of Credit and (ii) the User's obligation to pay fees and charges for the issuance and continuation of the Letter of Credit.

         Credit Obligor Insolvency Date shall mean the date on which the Credit Obligor notifies the Trustee in writing, or the date on which the Trustee is notified in writing by the Issuer, the User, or any Governmental Authority, that
(i) a receiver or conservator of the Credit Obligor or of any of the respective properties or assets thereof shall have been appointed by any Governmental Authority, or (ii) possession of the property and business of the Credit Obligor shall have been taken by any Governmental Authority, or (iii) the Credit Obligor shall have taken advantage of any reorganization, liquidation or dissolution law or statute, or (iv) if corporate action shall have been taken by the Credit Obligor for the purpose of effecting any of the foregoing.

Credit  Obligor  Parties means the Credit  Obligor,  FCC and the  Administrative
Agent.

         Debt Service shall mean the principal of, premium (if any) and interest payable on the Bonds.

         Defaulted Interest shall have the meaning stated in Section 5.04.

         Determination of Taxability shall mean, and shall occur when, (i) the Trustee receives written notice from the User, supported by an Opinion of Bond Counsel, that interest on the Bonds is Taxable or (ii) the Internal Revenue Service shall issue a final determination in writing that interest on the Bonds is Taxable; provided, that a Determination of Taxability shall not be deemed to have occurred until and unless the User is afforded reasonable opportunity (at its sole expense and for a period not to exceed 2 years) to pursue any judicial or administrative remedy available to the User with respect to such determination and avails itself of such opportunity by appropriate proceedings diligently pursued.

         Direct Participant or Direct Participants means securities brokers and dealers, banks, trust companies and clearing corporations which have access to the Book-Entry System.
         Enabling Law shall mean Division 1 of Article 4 of Chapter 54 of Title 11 of the Code of Alabama 1975.

         Event of Default shall have the meaning stated in Article XII. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

         Existing Letter of Credit means the Letter of Credit held by the Trustee at the time a Substitute Letter of Credit is delivered to the Trustee.

         FCC shall mean Fleet Capital Corporation, in its capacities as Guarantor under (and as defined in) the Reimbursement Agreement and as provider of the LC Support under (and as defined in) the Loan Agreement, and its successors and assigns in such capacities.

         Federal Securities shall mean any of the following so long as the same are not subject to prepayment or redemption at the option of the issuer: direct obligations of, or obligations the timely payment of the principal of and interest on which is fully guaranteed by, the United States of America.

         Financing Documents shall mean collectively the Bonds, Indenture, the User Agreement, the Bond Guaranty, the Credit Documents, the Remarketing Agreement and the Letter of Credit.

         Fixed Rate shall mean the fixed interest rate borne by the Bonds during a Fixed Rate Period, more particularly described in Section 4.03.

         Fixed Rate Interest Payment Date shall mean a date on which interest calculated according to the Fixed Rate is payable on the Bonds, more particularly described in Section 4.01(i).

         Fixed Rate Period shall mean a period specified by the User during which the Bonds shall bear interest at a fixed rate per annum, more particularly described in Section 4.03.

         Fully Paid (i) when used with respect to Indenture Indebtedness, shall have the meaning stated in Section 16.01, and (ii) when used with respect to Credit Obligor Indebtedness, shall mean that all indebtedness under the Credit Documents has been paid.

         Governmental Authority shall mean any federal, state, county, municipal, or other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof, having jurisdiction in the premises.

         Holder when used with respect to any Bond shall mean the Bondholder with respect to such Bond.

          Indebtedness shall mean collectively Indenture Indebtedness and Credit Obligor Indebtedness.


         Indenture shall mean this instrument as originally executed or as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof.

         Indenture Indebtedness shall mean all indebtedness of the Issuer at the time secured by this Indenture, including without limitation (i) all Debt Service and (ii) all reasonable and proper fees, charges, expenses, and disbursements of the Trustee for services performed and disbursements made under this Indenture.

         Independent, when used with respect to any person, shall mean a person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the User, the Issuer, the Credit Obligor, or in any other obligor with respect to the Bonds or in any Affiliate of the User, the Issuer, the Credit Obligor, or of such other obligor, and (iii) is not connected with the User, the Issuer, the Credit Obligor, or such other obligor as an officer, in-house attorney, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Indirect Participant means a broker, dealer, bank or other financial institution for which the Securities Depository holds Bonds as securities depository through a Direct Participant.

         Interest Payment Date, when used with respect to any installment of interest on a Bond, means the date specified in such Bond as the fixed date on which such installment of interest is due and payable.

         Internal Revenue Code shall mean the Internal Revenue Code of 1986, as amended, and the transition rules of related legislation.

         Issuer shall mean The Industrial Development Board of the City of Haleyville, Alabama, a public corporation organized under the laws of the State of Alabama, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture and the User Agreement, and thereafter "Issuer" shall mean such successor corporation.

         Lenders shall have the meaning stated in the Loan Agreement.

         Letter of Credit shall mean collectively the initial letters of credit delivered to the Trustee on the date of delivery of the Bonds, and, unless the context or use indicates another or different meaning of intent, any Substitute Letter of Credit accepted by the Trustee as each may from time to time be amended, supplemented, restated or otherwise modified pursuant to the applicable provisions thereof and hereof.

         Letter of Representation shall mean and include (i) the Letter of Representation with respect to the Bonds by the Issuer to the Securities Depository and (ii) any other or subsequent agreement with respect to the Bonds among said parties by whatever name or identification.

          Loan Agreement means the Loan and Security Agreement, dated as of August 27, 1999, among Winsloew Furniture, Inc., Winston Furniture Company of Alabama, Inc., Lowenstein, Inc., Texacraft, Inc., Tropic Craft, Inc., the User, Pompeii Furniture Co., Inc., the financial institutions party thereto, Heller Financial, Inc. and CIBC Inc., as co-agents, and BankBoston, N.A. (now succeeded by Fleet Capital Corporation), as administrative agent, as amended by Amendment No. 1 thereto dated as of March 20, 2000 and as it may from time to time be further amended, supplemented, restated or otherwise modified pursuant to the applicable provisions thereof.

         Mandatory Tender shall mean a tender of Bonds required by Section 4.05.

         Mandatory Tender Date shall mean a date on which any Mandatory Tender is required, more particularly described in Section 4.05.

         Maximum Rate shall mean the lesser of (i) the rate of 12% per annum or
(ii) for any period during which the Bonds are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Bonds.

         Opinion of Counsel shall mean a written opinion of counsel who may (except as otherwise expressly provided in this Indenture) be counsel for the User or the Credit Obligor and which opinion shall not be unacceptable to the Trustee.

         Opinion of Bond Counsel shall mean a written opinion of Bond Counsel, which opinion shall not be unacceptable to the Trustee.

         Optional Tender shall mean a tender of Bonds at the option of the Holder thereof pursuant to Section 4.04.

         Optional Tender Date shall mean any date on which Bonds are to be purchased pursuant to an Optional Tender.

         Outstanding when used with respect to Bonds shall mean, as of the date of determination, all Bonds authenticated and delivered under this Indenture, except:

          (1) Bonds canceled by the Trustee or delivered to the Trustee for cancellation,

                  (2) Bonds for the payment of which (either at maturity or upon prior redemption) money in the necessary amount has been deposited with the Trustee in trust for the Holders of such Bonds, provided that, if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made,

                  (3) Unsurrendered Bonds for the purchase of which money in the necessary amount has been deposited in the Bond Purchase Fund and is held in trust for the Holders of such Unsurrendered Bonds, and

          (4) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered under this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the User, the Issuer or any other obligor with respect to the Bonds or any Affiliate of the User, the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be disregarded. Bonds so owned which have been pledged in good faith (including Pledged Bonds) may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the User, the Issuer or any other obligor with respect to the Bonds or any Affiliate of the Issuer, the User or of such other obligor.

         Paying Agent shall mean the Trustee and any other person authorized by the Issuer to pay Debt Service on any Bonds on behalf of the Issuer.

         Person shall include any individual, corporation, general or limited partnership, limited liability company or partnership, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

         Pledge Agreement shall mean the Pledge Agreement, dated as of May 1, 2000, among the User, the Credit Obligor, on behalf of itself and as agent for FCC, and the Trustee, as it may from time to time be amended, supplemented, restated or otherwise modified pursuant to the applicable provisions thereof.

         Pledged Bonds shall mean Bonds purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture with money drawn under the Letter of Credit and held by the Tender Agent or Trustee for the benefit of, or registered in the name of, the Credit Obligor, as pledgee, pursuant to
Section 4.06 of this Indenture and pursuant to any provision of the Credit Documents with respect thereto.

         Post-Default Rate shall mean (i) when used with respect to any payment of Debt Service on any Bond, the rate specified in such Bond for overdue installments of Debt Service on such Bond, computed as provided in such Bond, and (ii) when used with respect to all other payments due under this Indenture or the User Agreement, the rate of 8% per annum (computed on the basis of a 360-day year with 12 months of 30 days each).

         Principal Office of the Tender Agent shall mean the office where the Tender Agent maintains its principal office.

         Principal Office of the Trustee shall mean the office where the Trustee maintains its principal corporate trust office in Birmingham, Alabama, or such other office as shall be designated by the Trustee by written notice to the Issuer, the User, the Credit Obligor and the Holders of the Bonds.
         Project shall have the meaning assigned in the User Agreement.

         Project Costs shall have the meaning assigned in the User Agreement.

         Project Revenues shall have the meaning ascribed in Granting Clause I of Article II.

         Qualified Investments shall mean:

                  (1)      Federal Securities,

                  (2) an interest in any trust or fund that invests solely in obligations described in (1) or (4) of this definition (including without limitation any fund or funds managed by the Trustee or any affiliate thereof or person related thereto),

                  (3) a certificate of deposit or time deposit issued by (i) the Trustee, or (ii) any other bank organized under the laws of the United States of America or any state thereof with capital, surplus and undivided profits of not less than $50,000,000, provided in each case such deposit is insured by the Federal Deposit Insurance Corporation, or such deposit is collaterally secured by the issuing bank by pledging Federal Securities having a market value (exclusive of accrued interest) not less than the face amount of such certificate less the amount of such deposit insured by the Federal Deposit Insurance Corporation, and

                  (4) a repurchase agreement with respect to Federal Securities, provided that the Federal Securities subject to such repurchase agreement are held by or under the control of the Trustee free and clear of third-party liens, and

                  (5) tax-exempt money market funds which are qualified regulated investment companies within the meaning of IRS Notice 87-22, dated May 25, 1987, and which meet the other requirements of IRS Notice 87-22 and any subsequent regulations necessary to exempt investments in such funds from the definition of investment property under Section 148 of the Internal Revenue Code whose assets are solely invested in obligations of the two (2) highest rating categories by the Rating Agency or Agencies then maintaining a rating on the Bonds or if the Bonds are not rated, by the Rating Agency or Agencies then maintaining a rating on the Credit Obligor, and

               (6) prime commercial paper or finance company paper which is rated not less than prime one or the equivalent thereof by Moody's Investors Service, Inc., or Standard and Poor's Corporation, or their successors, and

               (7) any debt obligation in which an insurance company organized under the laws of the State may legally invest its money at the time of investment, and

               (8) any debt securities that are rated in one of the two highest rating categories by Moody's Investors Service, Inc., or Standard and Poor's Corporation, or their successors, and

               (9) any other investment permitted by law.

         Rating Agency shall mean any nationally recognized securities rating agency.

         Regular Record Date shall mean (i) with respect to any Variable Rate Interest Payment Date, the day immediately prior to such Interest Payment Date,
(ii) with respect to any Fixed Rate Interest Payment Date for a Fixed Rate Period of less than 6 months, the day immediately prior to such Fixed Rate Interest Payment Date, and (iii) with respect to any Fixed Rate Interest Payment Date for a Fixed Rate Period of 6 months or more, the 15th day (whether or not a Business Day) next preceding such Fixed Rate Interest Payment Date.

         Reimbursement Agreement shall mean the Letter of Credit and Reimbursement Agreement dated as of May 1, 2000 among the User, FCC and the Credit Obligor, as it may from time to time be amended, supplemented, restated or otherwise modified pursuant to the applicable provisions thereof.

         Remarketing Agent shall mean the person appointed as "Remarketing Agent" pursuant to Section 15.01, until a successor Remarketing Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Remarketing Agent" shall mean such successor.

         Remarketing Agreement shall mean that certain Remarketing Agreement dated May 1, 2000 between the User and the Remarketing Agent.

         Securities Depository means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and the successors and assigns thereof, and any substitute securities depository therefor that maintains a Book-Entry System for the Bonds.

         Securities Depository Nominee means the Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the Bond Register the Bonds to be delivered to such Securities Depository during a period in which the Bonds are held pursuant to the Book-Entry System.

         Special Funds shall mean the Bond Fund, the Bond Purchase Fund, the Construction Fund, and any other fund or account established pursuant to this Indenture.

         Special Record Date for the payment of any Defaulted Interest on the Bonds means a date fixed by the Trustee pursuant to Section 5.04.

         Stated Expiration Date shall mean the date on which the Letter of Credit will, by its terms, expire unless the Letter of Credit is terminated on an earlier date in accordance with its terms.

         Substitute Letter of Credit shall mean a letter of credit delivered to the Trustee in substitution for an Existing Letter of Credit then held by the Trustee, as more particularly described in Section 4.10.
         Taxable shall mean that interest on the Bonds is includable in the gross income of any Holder thereof in the computation of federal income tax liability for any reason other than the fact that such Holder is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) [or successor provision] of the Internal Revenue Code. Interest on the Bonds shall not be deemed "Taxable" because interest is includable in any calculation of income for purposes of an alternative minimum tax or any other type of taxation other than the regular federal tax imposed on income.

         Tender Agent shall mean any person appointed as "Tender Agent" pursuant to Section 15.02, until a successor Tender Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Tender Agent" shall mean such successor.

         Tender Date shall mean an Optional Tender Date or a Mandatory Tender Date, as the case may be.

         Tendered Bonds shall mean Bonds tendered (or deemed tendered) for purchase pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture.

         Trust Estate shall have the meaning stated in the habendum to the granting clauses in Article II of this Indenture.

         Trustee shall mean First Commercial Bank, with its principal office in Birmingham, Alabama, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor.

         Unsurrendered Bond shall mean Bonds (or portions thereof in authorized denominations) which are deemed purchased pursuant to Optional Tender or Mandatory Tender provisions hereof, but which have not been presented to the Trustee by the Holders thereof; provided, any Bond which the Holder thereof elects to retain under Section 4.05(c) shall not be an Unsurrendered Bond for purposes of this Indenture.

User shall mean Winston Properties, Inc., an Alabama corporation, and the respective successors and assigns thereof, and thereafter "User" shall mean such persons.

         User Agreement shall mean that certain Lease Agreement dated May 1, 2000, between the Issuer and the User including any amendments or supplements to such instrument from time to time entered pursuant to the applicable provisions thereof, with respect to the real property described on Exhibit D hereto.

         User Agreement Default shall have the meaning stated in Article 10 of the User Agreement. A User Agreement Default shall "exist" if a User Agreement Default shall have occurred and be continuing.

         User Agreement Payments shall mean the User Bond Payments and the Administrative Expense Payments. User Bond Payments shall mean the amounts payable by the User pursuant to Section 5.02 of the User
Agreement, with respect to Debt Service on the Bonds and the purchase prices of Tendered Bonds.

         Variable Rate shall mean the variable interest rate borne by the Bonds during a Variable Rate Period, more particularly described in Section 4.02.

         Variable Rate Interest Payment Date shall mean a date on which interest calculated at the Variable Rate is payable on the Bonds, more particularly described in Section 4.01(i).

         Variable Rate Period shall mean a period during which the Bonds bear interest at the Variable Rate, more particularly described in Section 4.02.

         SECTION 1.02      Acts of Bondholders

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given, made or taken by Bondholders may be embodied in and evidenced by one or more substantially concurrent instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer or the User. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of Bonds, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Issuer and (subject to Section 13.01) in favor of the Trustee, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officers authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership, or limited liability company or partnership, on behalf of any thereof, such certificate or affidavit shall also constitute sufficient proof of the authority thereof.

         (c)      The ownership of Bonds shall be proved by the Bond Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.


         SECTION 1.03      Form and Contents of Documents Delivered to Trustee

         (a) Whenever several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an officer of the User or of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized User Representative or an Authorized Issuer Representative stating that the information with respect to such factual matters is in the possession of the Issuer or the User, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Whenever any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer or the User shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's or User's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer or User to have such application granted or to the sufficiency of such certificate or report.

         SECTION 1.04      Compliance Certificates and Opinions

         (a) Upon any application or request by the Issuer or User to the Trustee to take any action under any provision of this Indenture, the Issuer or the User, as the case may be, shall furnish to the Trustee a certificate signed by an Authorized Issuer Representative or Authorized User Representative, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

               (2)  a  brief  statement  as to  the  nature  and  scope  of  the
               examination  or  investigation   upon  which  the  statements  or
               opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.05      Effect of Headings and Table of Contents

         The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.06      Date of Indenture

         The date of this Indenture is intended as and for a date for the convenient identification of this Indenture and is not intended to indicate that this Indenture was executed and delivered on said date.

         SECTION 1.07      Enforceability

         If any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.08      Governing Law

         This Indenture shall be construed in accordance with and governed by the laws of the State of Alabama.

         SECTION 1.09      Counterparts

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.
         SECTION 1.10      Notices

         (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Issuer, the Trustee, the Tender Agent, the Remarketing Agent, the User, or the Credit Obligor Parties shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Indenture) (i) delivered personally to the party or, if such party is not an individual, to an officer or other legal representative of the party to whom the same is directed, at the address specified below, (ii) mailed by first-class, registered or certified mail, postage prepaid, addressed as specified below, or (iii) sent by telex or telecopy or other facsimile transmission system to the number specified below. The hand delivery and mailing address and telex or telecopy number for the parties are as follows:

Issuer

               The Industrial Development Board of the City of Haleyville, Alabama City Hall Haleyville, Alabama 35565

Trustee

                  First Commercial Bank
                  Corporate Trust Department
                  800 Shades Creek Parkway
                  Birmingham, Alabama 35209

                  Telecopy number:  205/868-4897

Remarketing Agent

                  Synovus Securities, Inc.
                  800 Shades Creek Parkway
                  Birmingham, Alabama  35209

                  Telecopy number:  205/868-4809

User

                  Winston Properties, Inc.
                  160 Village Street
                  Birmingham, Alabama 35242

                  Telecopy number: (205) 980-6161


Credit Obligor

                  Fleet National Bank
                  400 Galleria Parkway NW
                  Suite 1950
                  Atlanta, Georgia 30339
                  Attention: Account Administration Manager
                  Telecopy number:  (770) 859-2437

Administrative Agent and FCC

                  Fleet Capital Corporation
                  300 Galleria Parkway NW
                  Suite 800
                  Atlanta, Georgia 30339
                  Attention: Loan Administration Manager
                  Telecopy number: (770) 859-2480

         (b) Any of such parties may change the address or number for receiving any such notice or other document by giving notice of the change to the other parties named in this Section.

         (c) Any notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer or other legal representative of the party) at the address or number specified pursuant to this Section, or, if sent by mail, 3 days after such notice or document is deposited in the United States mail, first class postage prepaid, addressed as provided above.

         SECTION 1.11      Notices to Bondholders; Waiver

         (a) Where this Indenture provides for publication of notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by telecopy or other facsimile transmission system, to each Holder of such Bonds, at the address of such Holder as it appears in the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the first publication of such notice.

         (b) In any case where notice to Bondholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


        SECTION 1.12      Concerning the Credit Obligor and the Letter of Credit

         (a) No consent or direction or other exercise of discretion or control by the Credit Obligor Parties hereunder shall be required or permitted if the Letter of Credit is no longer in effect or if the Credit Obligor has dishonored a draw under the Letter of Credit or a Credit Obligor Insolvency Date shall have occurred.

         (b) Nothing contained in this Indenture shall be construed to require or permit any consent or approval by the Credit Obligor Parties for the performance by the Trustee of its obligations under Sections 8.01, 8.02 or 12.02, with respect to draws under the Letter of Credit and acceleration of the maturity of the Bonds, except where such consent or approval of a Credit Obligor Party is expressly required or permitted in any of such Sections.

         SECTION 1.13      Notice to Rating Agencies

         The Trustee shall promptly furnish to each Rating Agency that maintains a rating with respect to the Bonds a notice of (i) any change of the Trustee, the Remarketing Agent or the Tender Agent, (ii) any change or amendment of the Indenture, User Agreement, Bond Guaranty or the Letter of Credit, (iii) the expiration or renewal or extension or termination of the term of the Letter of Credit, or substitution of the Letter of Credit, (iv) the conversion of the interest rate on the Bonds to a Fixed Rate, (v) the acceleration of payment of principal and interest on the Bonds pursuant to Section 12.02, (vi) the payment in full, or the redemption prior to maturity, of all Bonds Outstanding hereunder, or (vii) receipt of notice of the Issuer's intent to establish a trust for the payment of the Bonds in accordance with Section 16.02.

         SECTION 1.14      Successors and Assigns

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.15      Benefits of Indenture

         Nothing in this Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, the Holders of the Outstanding Bonds, the User, the Credit Obligor Parties and the Lenders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


                           ARTICLE IIGranting Clauses
         To secure the payment of Debt Service on the Bonds and all other Indenture Indebtedness and the performance of the covenants contained herein and in the Bonds, and to declare the terms and conditions on which the Bonds are secured, and to secure all Credit Obligor Indebtedness and the performance of the covenants contained in the Credit Documents, and in consideration of the premises and of the purchase of the Bonds by the Holders thereof, the Issuer by these presents does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Trustee, and grant to the Trustee security title to and a continuing security interest in, all and singular, the following described property and all proceeds and products thereof:

                                       I.

         All revenues derived by the Issuer from the Project, including without limitation all User Bond Payments derived from the User Agreement (collectively the "Project Revenues").

                                       II.

         All right, title and interest of the Issuer in and to the User Agreement (except for the right to indemnification and reimbursement of expenses granted to the Issuer pursuant to the User Agreement) together with all powers, privileges, options and other benefits of the Issuer contained in the User Agreement; provided, however, that nothing contained in this clause shall impair, diminish or otherwise affect the Issuer's obligations under the User Agreement or, except as otherwise provided in this Indenture, impose any such obligations on the Trustee.

                                      III.

         Money and investments from time to time on deposit in, or forming a part of, the Special Funds, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

                                       IV.

         Any and all property of every kind or description which may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien of this Indenture as additional security by the Issuer or anyone on its part or with its written consent, or which pursuant to any of the provisions hereof or of the User Agreement may come into the possession or control of the Trustee or a receiver appointed pursuant to this Indenture; and the Trustee is hereby authorized to receive any and all such property as and for additional security for the Bonds and to hold and apply all such property subject to the terms hereof;

         TO HAVE AND TO HOLD all said property, rights and privileges of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said property, rights and privileges being herein called the "Trust Estate") unto the Trustee and its successors and assigns forever;

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of the Bonds without any priority of any such Bond over any other such Bond and for the benefit of the Credit Obligor Parties and the Lenders;

         PROVIDED, HOWEVER, that money collected by the Trustee pursuant to the Letter of Credit shall be used solely for the purpose of paying Debt Service on the Bonds or the purchase price of Bonds tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof.


         ARTICLE IIILimited Liability SECTION 3.01 Source of Payment of Bonds and Other Obligations; Disclaimer of General Liability

               (a) The Debt Service on the Bonds and any other payments required by this Indenture shall be payable solely out of the Project Revenues and funds received from the Letter of Credit and shall be secured by the Trust Estate. The covenants and agreements contained herein and in the Bonds do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the general credit of the Issuer and in the event of a breach of any such covenant or agreement, no personal or pecuniary liability or charge payable directly or indirectly from the general assets or revenues of the Issuer (other than the Trust Estate) shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the covenants and agreements on its part contained herein or in the Bonds.

               (b) The Bonds and any other payments required by this Indenture shall never constitute an indebtedness, pecuniary liability, or charge against the general credit or taxing powers of the State of Alabama or any political subdivision thereof, including without limitation the city of Haleyville, Alabama, within the meaning of any constitutional provision or statutory limitation whatsoever.

               (c) The Bonds are also secured by the Bond Guaranty and may, subject to the terms of the Bond Guaranty, be paid with money collected pursuant to the Bond Guaranty.

     SECTION 3.02 Officers, Directors, etc. Exempt from Individual Liability

               No recourse under or upon any covenant or agreement of this Indenture, or of any Bonds, or for any claim based thereon or otherwise in respect thereof, shall be had against any past, present or future incorporator, officer or member of the Board of Directors of the Issuer, or of any successor corporation, either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Bonds issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, any incorporator, officer or member of the Board of Directors of the Issuer or any successor corporation, or any of them, because of the issuance of the Bonds, or under or by reason of the covenants or agreements contained in this Indenture or in any Bonds or implied therefrom.


                               ARTICLE IVThe Bonds
                           SECTION 4.01 General Terms

               (a) There is hereby authorized to be issued under and secured by this Indenture a series of Bonds in aggregate principal amount of $3,900,000 and designated "Variable/Fixed Rate Industrial Development Revenue Bonds (Winston Properties, Inc. Project)" (herein the "Bonds"). No additional bonds may be issued hereunder.


               (b) The Bonds shall be issued as registered bonds, without coupons, in Authorized Denominations in substantially the form of Exhibit A to this Indenture, with appropriate variations, omissions, insertions, --------- notations, legends or endorsements required by law or usage or permitted or required by this Indenture. The Bonds shall be numbered separately from 1 upward.

               (c) (1) The Bonds shall be initially issued pursuant to the Book Entry System administered by the Securities Depository.

               (2) During any period in which a Book-Entry System is in effect for the Bonds in accordance herewith, the provisions of this Indenture and the Bonds shall be construed in accordance with the Letter of Representation and to give full effect to such Book-Entry System.

                  (d) The Bonds shall mature on May 1, 2015 subject to the provisions of Section 6.01(b).

              (e) The Bonds shall be dated as of the date of initial delivery thereof and shall bear interest from such date, or the most recent date to which interest has been paid or duly provided for, at the applicable rate per annum set forth in this Article.

                (f) The Bonds shall bear interest at the Variable Rate or at the Fixed Rate, as provided in Sections 4.02 and 4.03.

               (g) Interest at the Variable Rate and interest at a Fixed Rate for each Fixed Rate Period of less than 6 months shall be computed on the basis of a 365 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each.

                 (h) Interest shall be payable on overdue principal on the Bonds and (to the extent legally enforceable) on any overdue installment of interest on the Bonds at the Post-Default Rate.

               (i) Interest shall be payable in arrears on the following  dates:
               (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month (first interest payable on July 1, 2000) of each year during the Variable Rate Period and (ii) the day immediately following any Variable Rate Period;

                  (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period; and

                  (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and (iii) on the day immediately following such Fixed Rate Period.

         (j) During a period in which the Book-Entry System is in effect for the Bonds, payments of principal, purchase price, interest, and redemption premium, if any, with respect to the Bonds will be paid by the Trustee directly to the Securities Depository, or the Securities Depository Nominee, as provided in the Letter of Representation; provided, that payment of the principal of (premium, if any) and interest on such Bonds due at final maturity or upon redemption in whole of any of such Bonds shall be made only upon surrender thereof at the principal office of the Trustee. The Securities Depository and the Direct Participants and the Indirect Participants shall be responsible for the disbursement of such payments to the Beneficial Owners. The Securities Depository will disburse such payments to Direct Participants and such payments will in turn be remitted by Direct Participants and, where appropriate, Indirect Participants, to the Beneficial Owners. All such payments to the Securities Depository or the Securities Depository Nominee of principal of, purchase price of, premium (if any) and interest on the Bonds on behalf of the Issuer or the Trustee shall be valid and effectual to satisfy and discharge the liability of the Issuer and the Trustee to the extent of the amounts so paid, and the Issuer, the User, the Remarketing Agent and the Trustee shall not be responsible or liable for payment to any Beneficial Owner by the Securities Depository or by any Direct Participant or by any Indirect Participant, or for sending transaction statements or for maintaining, supervising or reviewing records maintained by the Securities Depository or Direct Participants or Indirect Direct Participants.

         (k) During a period in which the Book Entry System is not in effect for the Bonds, payment of interest on the Bonds due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the Bondholder or Bondholders at the address thereof appearing in the Bond Register. Such payments of interest shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of principal of (and premium, if any, on) the Bonds and payment of accrued interest on the Bonds due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender thereof at the Principal Office of the Trustee or at the office of any other Paying Agent therefor. The foregoing to the contrary notwithstanding, upon the written request of the Holder of any Bond in a principal amount of not less than $100,000, the Trustee will make payment of the Debt Service on such Bond by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee, provided that such written request contains adequate instructions for the method of payment and final payment of principal is made upon such surrender of the Bond or Bonds as provided hereinabove.

         SECTION 4.02      Variable Rate

         (a) The Bonds shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period for the Bonds, such Bonds shall bear interest at the Variable Rate (unless the day immediately following such Fixed Rate Period is a Conversion Date), and once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Bonds.

         (b) The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent on the first day of each Variable Rate Period (beginning upon initial issuance of the Bonds and following a Fixed Rate Period) and on each Thursday during a Variable Rate Period (or, if such Thursday is not a Business Day, on the next succeeding Business Day). The Variable Rate so determined shall become effective (i) on the date of determination, if such date is the first day of the Variable Rate Period, or (ii) if such date is not the first day of a Variable Rate Period, on the day immediately following the date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next determination date, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until such determination date as the Remarketing Agent shall determine the Variable Rate in accordance with the terms hereof.

         (c) The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. On each Variable Rate determination date the Remarketing Agent shall deliver written notice of the Variable Rate so determined to the Trustee, the Issuer and the User. Upon the request of any Bondholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect.

         (d) The Variable Rate determined from time to time by the Remarketing Agent shall be conclusive and binding on the Issuer, the User, the Trustee and the Bondholders.

         SECTION 4.03      Fixed Rate

         (a) The Bonds shall bear interest at a Fixed Rate during each period of time specified by the User as provided below in this Section; provided that for each Fixed Rate Period with respect to the Bonds there has first been delivered to the Trustee, the User, the Credit Obligor Parties and the Remarketing Agent an Opinion of Bond Counsel to the effect that converting the interest rate on the Bonds to a Fixed Rate, or establishing a new Fixed Rate Period immediately following another Fixed Rate Period, as the case may be, will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on such Bonds to be or to become Taxable. Upon the expiration of a Fixed Rate Period, interest on the Bonds will automatically convert to a Variable Rate unless and until the User elects to have the interest rate converted to another Fixed Rate for a Fixed Rate Period designated by the User.

         (b) The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and for each Fixed Rate Period shall be determined by the Remarketing Agent as provided below in this Section.

         (c) The User may, with the consent of the Credit Obligor Parties, elect that the Bonds bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 45 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect, (ii) the Conversion Date may not be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect, (iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the Fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. The Trustee shall deliver a copy of such notice to the Remarketing Agent, the Tender Agent and the Credit Obligor Parties on or before the third following Business Day. Any such election by the User shall be irrevocable after 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date.

         (d) Not less than 1 nor more than 10 days prior to the proposed Conversion Date the Remarketing Agent shall determine the interest rate for such Fixed Rate Period, which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period begins on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate. The Remarketing Agent shall deliver written notice of the Fixed Rate or Rates to the Trustee and the Issuer on the date the same are determined.

         (e) Notwithstanding the foregoing, a Fixed Rate or Fixed Rates shall not be established if (i) the User delivers to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Birmingham, Alabama time) on the Conversion Date the Trustee does not receive

               (1) the Opinion of Bond Counsel referenced in Section 4.03(a) and meeting the requirements thereof, and

               (2) the Substitute Letter of Credit (if any) that is to be effective on such Conversion Date.

         (f) If all conditions to the establishment of a Fixed Rate or Fixed Rates are not satisfied, the Bonds shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

         (g) The Fixed Rate or Rates determined by the Remarketing Agent shall be conclusive and binding on the Issuer, the User, the Trustee and the Bondholders.

         SECTION 4.04      Optional Tender

         (a) The Holder of any Bond shall have the right to tender such Bond to the Trustee or Tender Agent for purchase in whole or in part (if in part, only in an Authorized Denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date. In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below in this Section, at its Principal Office at least 7 days prior to the proposed Optional Tender Date.

         (b) The written notice of Optional Tender must be substantially in the form set forth on Exhibit C attached hereto, or in such other form as shall be acceptable to the Trustee, and must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice shall be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice.

         (c) If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase.

         (d) On the Business Day after receipt of any such telephonic or written notice of Optional Tender the Trustee shall deliver written notice to the Tender Agent, the Remarketing Agent, the User and the Credit Obligor Parties specifying
(i) the principal amount of Bonds for which a notice of Optional Tender has been given and (ii) the proposed Optional Tender Date therefor.

         (e) Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the Holder thereof shall have properly exercised the option to have his Bond or any authorized part thereof purchased pursuant to this Section.

         (f) If a written notice of tender shall have been duly given with respect to any Bond or any authorized part thereof, the Holder of such Bond shall deliver such Bond to the Trustee at its Principal Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Birmingham, Alabama time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Bond or in such other form as shall be acceptable to the Trustee or the Tender Agent). During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on an Optional Tender Date shall be deemed satisfied thereby. Any Bond or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date.

         (g) On each Optional Tender Date the Trustee shall purchase, or cause to be purchased, all Bonds or any authorized part thereof as to which written notices of Optional Tender for purchase have been received at a purchase price equal to 100% of the principal amount thereof plus accrued interest to the Optional Tender Date. Funds for payment of the purchase price of such Bonds or such parts shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 8.02.

         (h) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds or authorized parts thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Optional Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.

         (i) Anything in this Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted for Pledged Bonds or for any Bond which is deemed Fully Paid.

         SECTION 4.05      Mandatory Tender

         (a) The Holder of each Bond other than a Pledged Bond or a Bond that has been deemed Fully Paid shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates; provided, however, if any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day; provided further, however, each such Holder may elect to retain the Bond or Bonds thereof by written notice meeting the requirements of subsection 4.05(c) delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date:

                  (1)      each proposed Conversion Date,

               (2) that date which immediately follows the expiration of a Fixed Rate Period,

                  (3) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation all meeting the requirements of this Indenture therefor are delivered to the Trustee in accordance with the terms of Section 4.10 of this Indenture,

               (4) that date which is 30 days after a Credit Obligor Insolvency Date,

                  (5) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Bonds is established during a Variable Rate Period,

                  (6) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Bonds during a Variable Rate Period, and

                  (7) that date which is 10 days after the Trustee receives a notice in writing from the Credit Obligor, which notice (i) is delivered not later than the close of business on the tenth day (if such tenth day is not a Business Day, on the then next succeeding Business Day) after the date on which the Credit Obligor has honored a B Drawing under the Letter of Credit and (ii) states that the Interest Portion (as defined in the Letter of Credit) will not be reinstated or that an Event of Default has occurred and is continuing under the Credit Documents and (iii) directs the Trustee to effect Mandatory Tender of the Bonds on such date; provided, however, the Trustee shall not effect a Mandatory Tender of any Bond under this Section 4.05(a)(7) unless the Trustee verifies, prior to delivery of notice pursuant to
         Section 4.05(b)(1)(ii), that the amount of the Interest Portion (as defined in the Letter of Credit) under the Letter of Credit shall then equal or exceed the amount necessary to pay interest accrued on such Bond until and including the proposed Mandatory Tender Date, and if the amount of said Interest Portion is then insufficient for such purpose, the Trustee shall immediately notify the Credit Obligor thereof in writing, and shall declare an Event of Default under Section 12.01(5) or Section 12.01(6) hereof effective as of the date of receipt of the notice from the Credit Obligor pursuant to this Section 4.05(a)(7).

         (b) (1) Notice of a Mandatory Tender shall be given by the Trustee in writing to the Tender Agent, the Remarketing Agent, the User, and the Credit Obligor Parties and in writing by registered or certified mail to the Bondholder or Bondholders at the address thereof appearing on the Bond Register,

                           (i) not less than 15 days prior to the Mandatory
                  Tender Date with respect to a Mandatory Tender pursuant to any of Section 4.05(a)(1) through Section 4.05(a)(6), inclusive, and

                           (ii) not less than 7 days prior to the Mandatory
                  Tender Date with respect to a Mandatory Tender pursuant to
                  Section 4.05(a)(7).

                  (2)      Such notice of Mandatory Tender shall

                           (i)      specify the Mandatory Tender Date,

                           (ii) state the reason for the Mandatory Tender (being
                  the applicable event listed in subsection (a) of this Section), and whether the then Existing Letter of Credit or a Substitute Letter of Credit will be in effect following the Mandatory Tender Date,

                           (iii) state that all Bonds shall be tendered by the
                  Holders thereof on such Mandatory Tender Date by appropriate transfer on the records of the Securities Depository or by delivery to the Trustee at its Principal Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Birmingham, Alabama time) together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Bonds or such other form as shall be acceptable to the Trustee or Tender Agent),

                           (iv) state that all Bonds shall be purchased on the
                  Mandatory Tender Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date, and any Bond that is not so transferred on the records of the Securities Depository or so delivered to the Trustee or Tender Agent shall be deemed to have been tendered for purchase by the Holder thereof on the Mandatory Tender Date,

                           (v) state that any Holder may elect to retain the
                  Bond or Bonds thereof by written notice meeting the requirements of subsection 4.05(c) (a description of which requirements shall be included in such notice) delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date.

         (c) (1) The Holder of any Bond subject to a Mandatory Tender pursuant to Section 4.5(a)(1) through Section 4.05(a)(6), inclusive, may elect to retain the Bond or Bonds thereof by written notice delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt and shall:

               (i) state that the person delivering the same is a Holder and the principal amount of the Bonds such Holder is electing to retain,

               (ii) state that the Holder has received notice of the Mandatory Tender and the reason therefor,

               (iii) direct the Trustee not to purchase the specified principal amount of the Bonds of the Holder.

                  (2) Any notice delivered to the Trustee by any Holder pursuant to this subsection 4.05(c) shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Bonds so retained (including any Bonds issued in exchange therefor or upon transfer thereof).

                  (3) Any Bond which the Holder thereof elects to retain under this subsection 4.05(c) shall not be an "Unsurrendered Bond" for purposes of this Indenture.

         (d) All Bonds to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Birmingham, Alabama time) on the Mandatory Tender Date, to the Trustee at its Principal Office or to the Tender Agent at its Principal Office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Bonds or such other form as shall be acceptable to the Trustee or Tender Agent). During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on a Mandatory Tender Date shall be deemed satisfied thereby. All Unsurrendered Bonds shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date.

         (e) On the Mandatory Tender Date, the Trustee shall purchase, or cause to be purchased, all Bonds tendered or deemed tendered for purchase on such date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date. Funds for payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 8.02.

         (f) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bonds shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Mandatory Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.
         (g) After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender (except with respect to Bonds which the Holders thereof have elected to retain as provided in subsection 4.05(c)) notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

               SECTION 4.06 Procedures for Purchase and Remarketing of Bonds; Delivery of Purchased and Remarketed Bonds

         (a) Anything in this Indenture to the contrary notwithstanding, for purposes of this Section 4.06 during a period in which the Book-Entry System is in effect for the Bonds:

                  (1) the term "Bond" and "Bonds" when used in this Section 4.06 shall mean and include the interests of the Beneficial Owners therein all or a portion of which are tendered or deemed tendered for purchase pursuant to this Indenture, and

                  (2) the term "Holder" and "Holders" when used in this Section
         4.06 shall mean and include any Beneficial Owner or Beneficial Owners who shall have tendered the interests (or a portion) thereof in the Bonds for purchase pursuant to this Indenture, and

                  (3) delivery, transfer, and registration of ownership and pledge of the beneficial ownership interests in the Bonds shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds in connection with such tender shall be deemed satisfied thereby.

         (b) The Remarketing Agent will use its best efforts to remarket all Bonds tendered or deemed to be tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof, subject to the provisions of subsection (h) of this Section. The User may at any time, upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or resume the remarketing of some or all of the Bonds.

         (c) At or prior to 10:00 a.m. (Birmingham, Alabama time) on any Tender Date (or at such other time to which the Trustee shall agree), the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee specifying or confirming the names, addresses, and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, such Bonds, if any, remarketed by it pursuant to this Section. The Remarketing Agent shall make appropriate settlement arrangements between the purchasers of such remarketed Bonds and the Trustee, and shall direct such purchasers by appropriate instructions to pay the purchase price of such Bonds to the Trustee on the Tender Date. The Trustee shall deposit the proceeds of any such remarketing in the Bond Purchase Fund.

         (d) On each Tender Date the Trustee shall pay the purchase price to each Holder of a Bond (or portion thereof) tendered for purchase from money on deposit in the Bond Purchase Fund in strict compliance with the provisions thereof; provided, that the Trustee shall not pay the purchase price of any Unsurrendered Bond, unless and until the Holder of such Unsurrendered Bond presents such Unsurrendered Bond to the Trustee or Tender Agent. All Bonds so purchased by the Trustee shall be delivered by the Trustee or Tender Agent in accordance with this Section.

         (e) The Trustee and the Tender Agent shall hold all Bonds delivered to them pursuant to the Optional Tender or Mandatory Tender provisions hereof in trust solely for the benefit of the respective Holders who shall have so delivered such Bonds until money representing the purchase price of such Bonds shall have been delivered to or for the account of such Holder.

               (f) Pledged Bonds shall be held subject to the following terms and conditions:

                  (1) If, on the Tender Date, the Trustee receives written notice (a "Reimbursement Notice") from the Credit Obligor stating that it or FCC, as the case may be, pursuant to the Reimbursement Agreement, has been reimbursed for the drawing made under the Letter of Credit to pay the purchase price of such Pledged Bonds and that the Letter of Credit has been reinstated to the extent of the amount so drawn to pay the purchase price of such Pledged Bonds (except as limited by the provisions of the Letter of Credit relating to the "Maximum Interest Coverage", as defined therein), then such Bonds shall no longer be considered "Pledged Bonds" and the Trustee shall register such Bonds as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the User. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the User shall be held by the Trustee or Tender Agent for the account of the User or, upon written request of the User, shall be delivered to the User.

                  (2) If the Trustee does not receive a Reimbursement Notice by the close of business on the Tender Date, then the Trustee shall register such Pledged Bonds in the name of the Credit Obligor or its designee, as pledgee. Any Pledged Bonds held by the Tender Agent shall be transmitted to the Trustee. Such Pledged Bonds shall be held by the Trustee on behalf of the Credit Obligor, as pledgee, until the Trustee receives a Reimbursement Notice with respect to such Bonds or, upon written request of the Credit Obligor, shall be delivered to the Credit Obligor or its designee. Upon receipt by the Trustee of a Reimbursement Notice with respect to any Pledged Bonds, such Bonds shall no longer be considered "Pledged Bonds" and shall, subject to the provisions of subsection (h) of this Section, be disposed of as provided in paragraph
         (1) of this subsection (f). The Trustee shall give prompt notice to the Tender Agent of the receipt of any Reimbursement Notice.

         (g) Bonds purchased by the Trustee with money from any source other than money drawn under the Letter of Credit shall be registered as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the User. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the User shall be held by the Trustee or Tender Agent for the account of the User or, upon written request of the User, shall be delivered to the User.

         (h) Any Bond remarketed by the Remarketing Agent that has been called for prior redemption shall be delivered with a copy of the redemption notice, and any Bond as to which notice of Mandatory Tender has been given shall be delivered with a copy of the notice of Mandatory Tender and any Bond remarketed by the Remarketing Agent that is subject to prepayment by acceleration under
Article XII hereof shall be delivered with a notice thereof, and in connection with each such delivery the Remarketing Agent shall obtain an acknowledgment in writing that each purchaser of such Bonds understands the contents of such notice.

         (i) Any provision of this Indenture to the contrary notwithstanding, if the Bonds are purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and the Letter of Credit has expired or terminated (or will expire or terminate within 30 days), the Bonds may not be sold or remarketed unless (i) the Trustee receives an Opinion of Bond Counsel stating in effect that the expiration or termination of the Letter of Credit, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to become Taxable, (ii) the User demonstrates to the reasonable satisfaction of the Issuer that (A) disclosure materials provided to prospective Bondholders are adequate under securities laws and practices applicable to remarketing under similar circumstances and (B) that the Bonds will continue to receive at least an "investment grade" rating by the Rating Agencies then maintaining a rating on the Bonds following the expiration or termination of the Letter of Credit, or that the Bonds will be remarketed only to one or more financial institutions capable of assessing the risks of ownership of the Bonds, in which event any rating on the Bonds may be reduced or withdrawn and (iii) the Trustee and Issuer receive an Opinion of Counsel stating in effect that the remarketing of the Bonds under such circumstances will not be in violation of any federal or state laws regarding registration of, or other filing in connection with the issuance or sale of, securities.

         (j) Any provision of this Indenture to the contrary notwithstanding, if the Bonds are purchased pursuant to a Mandatory Tender under Section 4.05(a)(7) hereof, the Bonds may not be remarketed unless the Trustee receives, on or before the proposed date of such remarketing (i) the written consent of the Credit Obligor Parties to such remarketing and reinstatement of the Existing Letter of Credit by the Credit Obligor in the amount drawn to pay the purchase price of the Bonds, effective on the proposed date of such remarketing, or a Substitute Letter of Credit effective on the proposed date of such remarketing and (ii) an Opinion of Bond Counsel to the effect that reinstatement of the Letter of Credit by the Credit Obligor, or delivery of a Substitute Letter of Credit, as the case may be, and the remarketing of the Bonds in connection therewith, will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on the Bonds to be or become Taxable.

         (k) Bonds purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture shall not, by virtue of such purchase, be deemed paid or canceled, but shall remain Outstanding until Fully Paid.

         SECTION 4.07      Execution, Authentication, Delivery and Dating

         (a) The Bonds shall be executed on behalf of the Issuer by its Chairman or Vice-Chairman of the Board of Directors under its corporate seal affixed or reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all of these officers on the Bonds may be manual or, to the extent permitted by law, by facsimile. In case any officer whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the authentication and delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until authentication and delivery.

         (b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee for authentication and registration and the Trustee or the Tender Agent shall authenticate and register and deliver such Bonds as in this Indenture provided and not otherwise.

         (c) No Bond shall be secured by, or be entitled to any lien, right or benefit under, this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein, executed by the Trustee or Tender Agent by the manual signature of a duly authorized officer thereof, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

    SECTION 4.08 Authentication and Delivery of Bonds to Original Purchasers

         Upon the execution and delivery of this Indenture, Bonds in the aggregate principal amount authorized in this Article may be executed by the Issuer and delivered to the Trustee for authentication and registration, and such Bonds shall thereupon be authenticated, registered and delivered by the Trustee to the original purchaser or purchasers thereof.

         SECTION 4.09      Temporary Bonds

         (a) Pending the preparation of definitive Bonds, the Issuer may execute, and upon request of the Issuer the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         (b) If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the Principal Office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds the Issuer shall execute and the Trustee shall authenticate, register and deliver in exchange therefor a like principal amount of definitive Bonds of authorized denominations. Until so exchanged, temporary Bonds shall in all respects be entitled to the security and benefits of this Indenture.

         SECTION 4.10      Letter of Credit

         (a) Simultaneously with the delivery of the Bonds to the original purchasers thereof, the Issuer has caused the User to deliver to the Trustee the Letter of Credit. The Letter of Credit will terminate on the Stated Expiration Date, subject to extension (if applicable) by the Credit Obligor.

         (b) The User may at any time and from time to time deliver a Substitute Letter of Credit to the Trustee in substitution for the Existing Letter of Credit, provided that

                  (1) Notice of any intended delivery of a Substitute Letter of Credit and the proposed issuer and effective date thereof is given (i) by the User to the Trustee not less than 45 days prior to the proposed effective date of such Substitute Letter of Credit (unless a shorter period shall be satisfactory to the Trustee and enable the Trustee to comply with this Section), and (ii) by the Trustee to the Credit Obligor Parties and to the Holders, or, if the Securities Depository or Securities Depository Nominee is the Holder, as provided in the Letter of Representation, not less than 30 days prior to the proposed effective date of such Substitute Letter of Credit; and

               (2) such Substitute Letter of Credit complies with the applicable conditions set forth in subsection (d) of this Section and

                  (3) simultaneously with the delivery of such Substitute Letter of Credit the User delivers to the Trustee any related documentation required by subsection (e) of this Section (the "Related
         Documentation").

         (c) The User may, but shall not be required to, deliver a Substitute Letter of Credit to the Trustee prior to the expiration of the then Existing Letter of Credit; provided, however, the Bonds shall be subject to a Mandatory Tender if a Substitute Letter of Credit and the Related Documentation are not delivered to the Trustee not later than the date on which the Trustee must give notice of Mandatory Tender in such event under Section 4.05(a)(3) hereof.

         (d) Each Substitute Letter of Credit delivered to the Trustee pursuant to this Section must meet the following criteria:

                  (1) such Substitute Letter of Credit must have an effective date not less than 30 days prior to the stated Expiration Date of the then Existing Letter of Credit,

                  (2) such Substitute Letter of Credit must be substantially in the same form and of the same tenor as the Letter of Credit, except that such Substitute Letter of Credit must provide for the payment of interest on the Bonds (or the interest portion of the purchase price of Bonds tendered, or deemed tendered, for purchase) at the Maximum Rate computed on the interest rate basis then applicable as provided in
         Section 4.01(g), for not less than 56 days,

                  (3) if such Substitute Letter of Credit is being delivered in connection with a conversion of the interest rate on the Bonds to a Fixed Rate, the effective date shall be not later than the Conversion Date,

                  (4) if such Substitute Letter of Credit will be effective during a Fixed Rate Period when the Bonds are subject to optional redemption, such Substitute Letter of Credit must provide for payment of the maximum redemption premium payable with respect to the Bonds, and

                  (5) such Substitute Letter of Credit must have a Stated Expiration Date that is (i) the same calendar day in the same calendar month as the expiration date of the then existing Letter of Credit being replaced and (ii) not sooner than one year after its effective date; provided, however, that any Substitute Letter of Credit that is to be substituted for an Existing Letter of Credit that is effective during a Fixed Rate Period must have a Stated Expiration Date not sooner than the Stated Expiration Date of such Existing Letter of Credit.

               (e) Each Substitute Letter of Credit delivered to the Trustee must be accompanied by the following, to the extent applicable:

                  (1) if any Rating Agency maintains a rating with respect to the Bonds at the time of delivery of such Substitute Letter of Credit to the Trustee, written evidence from each such Rating Agency to the effect that the substitution of the proposed Substitute Letter of Credit will not, by itself, result in a reduction or withdrawal of its rating then assigned to the Bonds,

                  (2) an Opinion of Bond Counsel with respect to the Bonds which states in effect that the delivery of such Substitute Letter of Credit, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to become Taxable, and

                  (3) an Opinion of Counsel for the issuer of such Substitute Letter of Credit stating in effect that such Substitute Letter of Credit (1) is a valid and binding obligation of the issuer thereof and
         (2) is exempt from registration under the Securities Act of 1933, as amended.

         (f) At the close of business on the effective date of any Substitute Letter of Credit, the Trustee shall return the Existing Letter of Credit to the issuer thereof, provided that any draws on such Existing Letter of Credit made on or prior to such date have been honored. Any draws that, under the terms of the Indenture, are to be made on the Letter of Credit on or prior to the effective date of a Substitute Letter of Credit shall be made under the Existing Letter of Credit. Not later than the close of business on the effective date of a Substitute Letter of Credit, the User shall deliver to the Trustee written evidence that all obligations of the User to the issuer of the Existing Letter of Credit for reimbursement of amounts drawn thereunder have been satisfied, and upon receipt of such evidence and subject to the provisions of the Pledge Agreement, any Pledged Bonds held by the Trustee or the Tender Agent for the benefit of the issuer of the Existing Letter of Credit shall be delivered to, or upon the order of, the User.
         (g) If the Trustee accepts a Substitute Letter of Credit as herein provided, then, unless such Substitute Letter of Credit was described in a notice of Mandatory Tender, the Trustee shall send written notice of such substitution to the Bondholders.

         (h) If Bonds are redeemed prior to maturity, the Trustee shall take any action necessary to reduce the interest portion of the Letter of Credit to the Maximum Interest Coverage, as therein defined.

         SECTION 4.11      Additional Credit Enhancement

         At the cost and expense of the User, the User may deliver to the Trustee, and the Trustee shall accept, security for the payment of the Bonds in addition to the Letter of Credit then in effect, in the form of a confirmation of such Letter of Credit, an additional standby letter of credit, insurance, surety bonds, or otherwise.


                    ARTICLE VRegistration, Book-Entry System,
                       andGeneral Provisions Regarding the
                       Bonds SECTION 5.01 Registration of
                                      Bonds

               (a) The Issuer shall cause to be kept at the Principal Office of the Trustee a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and registration of transfers of Bonds entitled to be registered or transferred as herein provided. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering Bonds and transfers of

                                             Bonds as herein provided.

               (b) Each of the Bonds shall be registered in the name of the owner thereof in the Bond Register.

               (c) The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payment of Debt Service on such Bond and for all other purposes whatsoever whether or not such Bond is overdue, and, to the extent permitted by law, neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

               SECTION 5.02 Transfer, and Exchange of Bonds; Replacement of Mutilated, Lost, Destroyed or Stolen Bonds

               (1) A Bond shall be transferred by the Holder in person or by authorized attorney only on the Bond Register upon surrender of the Bond for transfer to the Trustee or Tender Agent. Upon surrender for transfer of any Bond at the Principal Office of the Trustee or the Principal Office of the Tender Agent, the Issuer shall execute, and the Trustee or Tender Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same maturity, of any Authorized Denominations and of a like aggregate principal amount.

               (2) At the option of the Holder, Bonds may be exchanged for other Bonds of the same maturity, of any Authorized Denominations and of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the Principal Office of the Trustee or at the Principal Office of the Tender Agent. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Tender Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

              (3) All Bonds surrendered upon any transfer or exchange of Bonds provided for in this Indenture shall be promptly canceled by the Trustee or the Tender Agent.

             (4) All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer and entitled to the same security and benefits under this Indenture as the Bonds surrendered upon such transfer or exchange.

               (5) Every Bond presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Tender Agent) be duly endorsed, or be accompanied by a written instrument of assignment or transfer in form satisfactory to the Trustee or the Tender Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

            (6) The Issuer shall not be required (i) to transfer or exchange any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Bond so selected for redemption in whole or in part, or (iii) to exchange any Bond during a period beginning at the opening of business on any Regular Record Date for such Bond and ending at the close of business on the relevant
                                              Interest Payment Date therefor.

(7) If (i) any mutilated Bond is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like tenor, principal amount, maturity, and bearing a number not contemporaneously outstanding.

               (8) Upon the transfer or exchange of any Bond, or the issuance of any new Bond under this Section, the Holder shall pay a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

              (9) Every new Bond issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and ratably with all other Outstanding Bonds.

              (10) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
                                     Bonds.

                                              SECTION 5.03 Book-Entry System.

(a) The Bonds may be issued in Authorized Denominations pursuant to a Book-Entry System administered by the Securities Depository with no physical distribution of any Bond to any person. One Bond for each maturity will be issued, registered in the name of the Securities Depository Nominee, and immobilized in the custody of the Securities Depository. Beneficial ownership interests in the Bonds may be purchased by or through Direct Participants. The holders of these beneficial ownership interests in the Bonds are referred to as the "Beneficial Owners". The Beneficial Owners will not receive certificated bonds representing their beneficial ownership interests. Ownership of the interests in Bonds in
Authorized Denominations will be evidenced, and transfers of interests in the Bonds will be effected, on the records of the Securities Depository and the Direct Participants and Indirect Participants pursuant to rules and procedures established by the Securities Depository. During a period in which the Book-Entry System is in effect for the Bonds the Issuer, the Trustee, the User and the Remarketing Agent shall treat the Securities Depository or the Securities Depository Nominee as the only registered owner of the Bonds for all purposes under this Indenture including receipt of all principal of, purchase price of, premium (if any) and interest on the Bonds, receipt of notices, voting, and requesting or directing the Trustee or Issuer to take or not to take, or consenting to, certain actions under this Indenture. In the event the Securities Depository or the Securities Depository Nominee assigns its rights to consent or vote under this Indenture to any Direct Participant or Indirect Participant, the Issuer, the Trustee, the User, and the Remarketing Agent shall treat such assignee or assignees as the only registered owner or owners of the Bonds for the purpose of exercising such rights so assigned.

             (b) Transfers of ownership interests in the Bonds by the Beneficial Owners thereof, conveyance of notices and other communications by the Securities Depository to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners of the Bonds,
 will be governed by arrangements among the Securities Depository, Direct
   Participants, Indirect Participants and the Beneficial Owners, subject to any statutory and regulatory requirements as may be in effect from time to time. For every transfer and exchange of beneficial ownership in the Bonds, the Beneficial Owners may be charged a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto.

             (c) Redemption notices respecting the Bonds held by the Securities Depository shall be sent to the Securities Depository Nominee by the Trustee and redemption of Bonds shall be effected as provided in Article VI.

(d) A Beneficial Owner shall give notice of its election to have its interests in the Bonds purchased through its Direct Participant or Indirect Participant to the Trustee as provided in this Indenture and shall effect delivery of such interest by causing said Direct Participant or Indirect Participant to transfer the interest of such Beneficial Owner in the Bonds to the Trustee (or Tender Agent) on the records of the Securities Depository. The requirement for physical delivery of Bonds in connection with an Optional Tender or a Mandatory Tender will be satisfied when the ownership rights in the Bonds are transferred on the records of the Securities Depository.

             (e) In the event that (1) the Securities Depository ceases to act as the securities depository for the Bonds or (2) the Issuer determines that the continuation of the Book-Entry System for the Bonds would adversely affect the interests of the Beneficial Owners of the Bonds, the Issuer shall discontinue the Book-Entry System. If the Issuer fails to appoint another qualified securities depository to replace the then acting
       Securities Depository, the Issuer will cause the Trustee to authenticate and deliver fully registered certificated Bonds to each Beneficial Owner in evidence of the ownership interests thereof. If the Book-Entry
  System is discontinued, payments to and transfers by the Beneficial Owners shall be governed by the provisions set forth in this Indenture with respect thereto.

             (f) The Issuer and the Remarketing Agent may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a
                Book-Entry System or similar method for the registration and transfer of the Bonds.

              (g) The Beneficial Owners of all the Bonds, by their acquisition of any beneficial interest in a Bond or Bonds, and the Securities Depository, the Securities Depository Nominee, and all Direct Participants and all Indirect Participants severally agree that the Issuer, the User, the Remarketing Agent, and the Trustee shall not have any responsibility or obligation to any Direct Participant or any Indirect Participant or any Beneficial
    Owner with respect to (1) the accuracy of any records maintained by the Securities Depository or any Direct Participant or any Indirect Participant;
  (2) the payment by the Securities Depository or any Direct Participant or any Indirect Participant of any amount due to any Beneficial Owner in respect of the principal of, purchase price of, premium (if any) and interest on the Bonds; (3) the delivery or timeliness of delivery by the Securities Depository or any Direct Participant or any Indirect Participant of any notice due to any Beneficial Owner which is required or permitted under the terms of this Indenture to be given to Beneficial Owners; or (4) any consent given or other action taken by the Securities Depository, or the Securities Depository Nominee, as
                                     owner.

              (h) The Securities Depository may determine to discontinue the Book-Entry System with respect to the Bonds at any time upon notice to the Issuer, the Remarketing Agent, the User, the Credit Obligor Parties, and
    the Trustee and upon discharge of its responsibilities with respect thereto under applicable law. Upon such notice and compliance with law the Book-Entry System for the Bonds will be discontinued unless a successor securities depository is appointed by the Issuer. In addition, the Issuer may discontinue the Book-Entry System for the Bonds at any time by reasonable notice to the Securities Depository and to the Beneficial Owners. In the event the Book-Entry System for the Bonds is discontinued, Bonds in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof and the Bonds will be registered in the names of the owners thereof on the Bond Register and the Trustee will make payments of principal of, purchase price of, premium (if any) and interest on the Bonds to the registered owners thereof as provided in the Bonds and the
                                   Indenture.

          SECTION 5.04 Payment of Interest on Bonds; Interest Rights Preserved

(a) Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such Interest Payment Date.

             (b) Any interest on any Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest shall be paid by the Issuer to the persons in whose names such Bonds are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the provisions hereof), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Trust Estate. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Bondholder or Bondholders at the address thereof appearing in the Bond Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds are registered on such Special Record Date.

             (c) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond and each such Bond shall bear interest from such date that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

                                                 SECTION 5.05 Paying Agent

          The Debt Service on the Bonds shall, except as otherwise provided herein, be payable at the Principal Office of the Trustee. The Trustee is hereby appointed as Paying Agent for the purpose of paying Debt Service on the Bonds on behalf of the Issuer. SECTION 5.06 Payments Due on Non-Business Days

          If any payment on the Bonds is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the date on which such payment was due.

                    SECTION 5.07 Cancellation

All Bonds surrendered for payment, redemption, transfer or exchange shall be promptly canceled or destroyed by the Trustee. No Bond shall be authenticated in lieu of or in exchange for any Bond canceled as provided in this Section, except as expressly provided by this Indenture.


                          ARTICLE VIRedemption of Bonds

               SECTION 6.01 When Bonds Are Subject to Redemption

             (a) The Bonds shall be subject to extraordinary, optional and mandatory redemption, as provided in the Bonds.

              (b) Bonds shall be redeemed in accordance with the mandatory redemption provisions of the Bonds without any direction from or consent by the Issuer or the User.

            (c) Bonds shall be redeemed in accordance with the optional redemption provisions of the Bonds only with the consent of the User (if no User Agreement Default exists) and the Credit Obligor Parties.

                    SECTION 6.02 Election to Redeem; Notice to Trustee

The election of the Issuer to exercise any right of optional redemption shall be given by written notice to the Trustee from an Authorized Issuer Representative not more than 60 and not less than 30 days prior to the proposed redemption date and, if required by this Indenture, shall be accompanied by the written consent of the User (if no User Agreement Default exists), executed on its behalf by an Authorized User Representative and the written consent of the Credit Obligor Parties. In case of any redemption at the option of the Issuer of less than all of the principal amount of the Outstanding Bonds, the Authorized Issuer Representative shall, at least 60 days prior to the date fixed by the Issuer for redemption of Bonds (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such redemption date and of the principal amount of Bonds to be redeemed.

         SECTION 6.03      Selection of Bonds to be Redeemed

         (a) If less than all of the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is in effect for the Bonds, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Bonds to be redeemed, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such other method as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in the Bonds to be redeemed in such manner so as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Bonds in an aggregate amount less than an Authorized Denomination.

         (b) If less than all the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is not in effect for the Bonds, the Trustee shall select the particular Bonds to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Bonds which have not previously been called for redemption, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Bonds for redemption in such manner so as to assure that after such redemption no Bondholder shall retain Bonds in an aggregate amount less than an Authorized Denomination.

         (c) The Trustee shall promptly notify the Issuer and the User in writing of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed.

         (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bond redeemed or to be redeemed only in part, to the portion of the principal of such Bond which has been or is to be redeemed.

         SECTION 6.04      Notice of Redemption

         (a) Notice of any intended redemption shall be given by the Trustee to the Holder of each Bond, all or a portion of the principal of which is to be redeemed, not less than 30 days prior to the proposed redemption date by United States registered or certified mail or, if the Securities Depository or Securities Depository Nominee is the Holder, at the times and in the manner as provided in the Letter of Representation, at the address of such Holder appearing in the Bond Register; provided, however, any Holder may waive the requirement of notice as to the redemption (in whole or in part) of the Bond or Bonds thereof. During a period in which the Book-Entry System is in effect for the Bonds, notice of any intended redemption may be given to each Beneficial Owner, all or any portion of the interest of which in the Bonds is to be redeemed, by the Direct Participants and, where appropriate, by the Indirect Participants, pursuant to arrangements among said parties, subject to statutory and regulatory requirements in effect from time to time; provided, any Beneficial Owner may waive the requirement of notice as to the redemption of the interest thereof in the Bonds; provided further, the Trustee and the Issuer are not required to give notice of redemption to any Beneficial Owner.

         (b)      All notices of redemption shall state:

                  (1)      the redemption date,

                  (2)      the redemption price,

               (3) the principal amount of Bonds to be redeemed, and, if less than all Outstanding Bonds are to be redeemed, the respective principal amounts of the Bonds to be redeemed,

                  (4) that on the redemption date the redemption price of each of the Bonds to be redeemed will become due and payable and that the interest thereon shall cease to accrue from and after said date, and

               (5) the place or places where the Bonds to be redeemed are to be surrendered for payment of the redemption price.

               (c) Notice of redemption of Bonds to be redeemed shall be given by the Trustee in the name of the Issuer and at the expense of the User.

         (d) The Issuer and the Trustee shall, to the extent practical under the circumstances, comply with the standards set forth in Securities and Exchange Commission's Exchange Act Release No. 23856 regarding redemption notices, provided that their failure to do so shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in this Section.

         SECTION 6.05      Deposit of Redemption Price

         Prior to any redemption date, the Issuer shall deposit with the Trustee pursuant to Section 8.01 an amount of money sufficient to pay the redemption price of all the Bonds which are to be redeemed on that date. Such money shall be held in trust for the benefit of the persons entitled to such redemption price and shall not be deemed to be part of the Trust Estate.

         SECTION 6.06      Bonds Payable on Redemption Date

         (a) Notice of redemption having been given as aforesaid, the Bonds to be redeemed shall, on the redemption date, become due and payable at the redemption price therein specified and from and after such date (unless the Issuer shall default in the payment of the redemption price) such Bonds shall cease to bear interest. Upon presentation of any such Bond for redemption, or compliance with the requirements of the Securities Depository with respect to redemption in part, in accordance with said notice such Bond shall be paid by the Issuer at the redemption price. Installments of interest due on or prior to the redemption date shall be payable to the Holders of the Bonds registered as such on the relevant Record Dates according to the terms of such Bonds and the provisions of Section 5.02.

         (b) If any Bond called for redemption shall not be paid upon redemption, the principal (and premium, if any) shall, until paid, bear interest from the redemption date at the Post-Default Rate.

         SECTION 6.07      Bonds Redeemed in Part

         (a) During a period in which the Book-Entry System is in effect for the Bonds, the recordation and evidence of any reduction in the aggregate principal amount of the interests of the Direct Participants in the Bonds as a result of the redemption of a portion thereof shall be made in accordance with the Letter of Representation and the rules and procedures of the Securities Depository with respect thereto from time to time in effect.

         (b) During a period in which the Book-Entry System is not in effect for the Bonds, unless otherwise provided herein, any Bond which is to be redeemed only in part shall be surrendered at the Principal Office of the Trustee (with, if the Issuer or the Trustee requires, due endorsement by, or a written instrument of assignment or transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond surrendered.


            ARTICLE VIIApplication of Proceeds of Bonds SECTION 7.01 Application of Proceeds of Bonds.

             (a) Any accrued interest received upon the sale of the Bonds shall be deposited in the Bond Fund.

               (b) On the date of issuance of the Bonds, the proceeds of the
                   Bonds shall be deposited in the Construction Fund pursuant to
                   Section 7.02 and applied as provided therefor.

                 SECTION 7.02 Construction Fund; Disbursements.

             (a) There is hereby established with the Trustee a trust fund for the account of the Issuer to be designated the "Construction Fund".

(b) The moneys in the Construction Fund shall be paid out by the Trustee from time to time for the purpose of paying the Project Costs or complying with the provisions of Article XVII of this Indenture but only upon receipt of a requisition or payment request substantially in the form of Exhibit B hereto appropriately completed and signed by any Authorized User Representative and approved by the Administrative Agent by endorsement thereon. If the payment requested to be made is for the cost of acquiring real or personal property the commitment to obtain which was made prior to the date the Issuer adopted a resolution expressing its official intent to issue bonds for the Project, the User may, in lieu of the certification required by the payment request, file with the Trustee an Opinion of Bond Counsel which states that such payment will not cause the Bonds referenced in said Opinion to be or become Taxable.

(c) In addition to the documents required by this Section, the Trustee may require as a condition precedent to any payment or withdrawal further evidence with respect thereto or with respect to the application of any moneys previously disbursed or as to the correctness of any statement made in any requisition, payment request or endorsement. Upon the written request of the Holders of at least ten percent of the Bonds, the Trustee shall require such evidence. The Trustee shall, however, be under no duty to require such evidence unless so requested.

              (d) The Trustee shall not be liable for any misapplication of moneys in the Construction Fund if disbursed pursuant to the provisions of this Section and without actual knowledge that such disbursement constitutes a misapplication of funds.

                                          SECTION 7.03 Completion of the
Project.

          The completion of the Project and the payment of all Project Costs shall be evidenced by the filing with the Trustee of the certificate required by the provisions of the User Agreement. Upon receipt of such certificate by the Trustee, any balance remaining in the Construction Fund shall be held in escrow by the Trustee and shall be applied, subject to
   Article XVII of this Indenture to the redemption of as many of the Bonds as possible on the earliest Business Day for which the required notice of redemption may be given, and the balance remaining, if any, after such redemption shall be applied to the payment of the principal of the Bonds.


     ARTICLE VIIIRevenues SECTION 8.01 Bond Fund and Letter of Credit Draws


(a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Variable/Fixed Rate Industrial Development Revenue Bonds (Winston Properties, Inc. Project) Bond Fund". The Trustee shall be the depository, custodian and disbursing agent for the Bond Fund. The money in the Bond Fund shall be used (i) to pay Debt Service on the Bonds as the same shall become due and payable or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (c) of this Section.

          (b) There shall be deposited in the Bond Fund, as and when received:

                  (1) in the manner provided in subsection 8.01(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the principal amount of the Bonds and the premium (if any) on the Bonds, and the interest due thereon on any Bond Payment Date,

          (2) All User Bond Payments under the User Agreement with respect to Debt Service on the Bonds,

          (3) All other money required to be deposited in the Bond Fund pursuant to the User Agreement or this Indenture, and

                  (4) All other money received by the Trustee when accompanied by written directions that such money is to be deposited in the Bond Fund.

         (c) If the Letter of Credit is then in effect, on each Bond Payment Date, the Trustee shall, without making any prior claim or demand upon the User for the payment of User Bond Payments, submit a draft under the Letter of Credit in accordance with the terms thereof (i) in an amount equal to the amount of Debt Service due on such Bond Payment Date on Bonds other than Pledged Bonds and
(ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said Debt Service from the proceeds of such draft on said Bond Payment Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Bond Fund, and shall not be commingled with other money in the Bond Fund and no investment thereof shall be made. If money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Bond Fund and available for the payment of Debt Service on Bonds other than Pledged Bonds, the Trustee shall nevertheless draw under the Letter of Credit to make such payment of Debt Service in the amount of the Debt Service to be so paid, and the money available from such other source shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. All money so drawn under the Letter of Credit shall be used to pay Debt Service on Bonds other than Pledged Bonds; Debt Service on Pledged Bonds shall be paid with money deposited in the Bond Fund from any source other than the Letter of Credit.

         (d) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient money from the Bond Fund to pay Debt Service on the Bonds as the same become due and payable, whether at maturity, by call for redemption, acceleration, or otherwise, which authorization and direction the Trustee hereby accepts. Funds for such payments of Debt Service on the Bonds shall be derived from the following sources in the order of priority indicated:

          (1) First: money drawn by the Trustee under the Letter of Credit, and


          (2) Second: all other money on deposit in the Bond Fund.


          (e) Debt Service due on all Pledged Bonds shall be paid to the Credit Obligor.

         SECTION 8.02      Bond Purchase Fund

         (a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Variable/Fixed Rate Industrial Development Revenue Bonds (Winston Properties, Inc. Project) Bond Purchase Fund". The Trustee shall be the custodian for the Bond Purchase Fund, and money in such Fund may be disbursed by the Trustee as hereinafter provided. The money in the Bond Purchase Fund shall be used (i) to pay the purchase price of Bonds due on any Tender Date or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (c) of this Section.

          (b) There shall be deposited in the Bond Purchase Fund, as and when received:

                  (1) in the manner provided in subsection 8.02(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the purchase price of Bonds due on any Tender Date,

          (2) all User Bond Payments under the User Agreement with respect to the purchase price of Tendered Bonds,

          (3) the proceeds of any remarketing of Bonds by the Remarketing Agent,

          (4) all other money required to be deposited in the Bond Purchase Fund pursuant to the User Agreement or this Indenture, and

                  (5) all other money received by the Trustee when accompanied by directions that such money is to be deposited in the Bond Purchase Fund.

         (c) If the Letter of Credit is then in effect, on each Tender Date, the Trustee shall, without making any prior claim or demand upon the User for User Bond Payments with respect to the purchase price of Tendered Bonds, and without taking into account any proceeds anticipated (but not then received) from the remarketing of Bonds by the Remarketing Agent, submit a draft under the Letter of Credit in accordance with the terms thereof (i) in an amount equal to the purchase price of all Bonds to be purchased on such Tender Date and (ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said purchase price from the proceeds of such draft on said Tender Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Bond Purchase Fund, and shall not be commingled with other money in the Bond Purchase Fund and no investment thereof shall be made. Except as otherwise provided in Section 8.02(f), if money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Bond Purchase Fund and available for the payment of such purchase price, the Trustee shall nevertheless draw under the Letter of Credit to make the payment of such purchase price in the amount of such purchase price to be so paid, and any money available in the Bond Purchase Fund on such Tender Date from such other sources (including without limitation, proceeds of remarketing of Bonds) shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. If proceeds from the remarketing of Bonds are deposited in the Bond Purchase Fund after such Tender Date, the Trustee shall pay such proceeds to the Credit Obligor.

         (d) The Trustee is hereby authorized and directed to withdraw sufficient money from the Bond Purchase Fund to pay the purchase price of Bonds due on any Tender Date. Except as otherwise provided in Section 8.02(f), funds for such payments shall be derived from the following sources in the order of priority indicated:

          (1) First: money drawn by the Trustee under the Letter of Credit,


          (2) Second: money received by the Trustee from the remarketing of Bonds by the Remarketing

          Agent to persons other than the Issuer, the User or any Affiliate of any thereof, and

          (3) Third: all other money on deposit in the Bond Purchase Fund.


         (e) Anything in this Indenture to the contrary notwithstanding, the Trustee shall not purchase any Bonds under Section 4.06 with proceeds received from remarketing of Bonds to the User, the Issuer or any Affiliate of either thereof.

         (f) Anything herein to the contrary notwithstanding, if proceeds from the remarketing of Bonds by the Remarketing Agent are actually on deposit in the Bond Purchase Fund (and not anticipated to be so on deposit) at or prior to the time of submission by the Trustee of a draft under the Letter of Credit pursuant to Section 8.02(c), the Trustee may reduce the amount of such draft by the amount of such proceeds.

SECTION 8.03 Money for Bond Payments to be Held in Trust; Repayment of Unclaimed Money


         (a) If money is on deposit in the Bond Fund on any Bond Payment Date sufficient to pay Debt Service on the Bonds due and payable on such Bond Payment Date, but the Holder of any Bond that matures on such Date or that is subject to redemption on such Date fails to surrender such Bond to the Trustee for payment of Debt Service due and payable on such Date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay the Debt Service due and payable on such Bond on such Date. Money so segregated and held in trust shall not be a part of the Trust Estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such Debt Service.

         (b) If money is on deposit in the Bond Purchase Fund on any Tender Date sufficient to pay the purchase price on the Bonds to be paid on such Tender Date, but the Holder of any Bond fails to deliver such Bond to the Trustee or Tender Agent for payment of such purchase price on such Tender Date, the Trustee shall segregate and hold in trust, without liability for investment thereof, for the benefit of the person entitled thereto money sufficient to pay such purchase price due and payable on such Unsurrendered Bond on such Tender Date. Money so segregated and held in trust shall not be a part of the Trust Estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such purchase price.

         (c) Any money held in trust by the Trustee for the payment of Debt Service on or the purchase price of any Bond pursuant to subsections (a) and (b) of this Section and remaining unclaimed for three (3) years after such Debt Service has become due and payable shall be paid to the User upon request of an Authorized User Representative; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the User for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Issuer with respect thereto, shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment to the User, may at the expense of the User cause to be published once, in a newspaper of general circulation in the city where the Principal Office of the Trustee is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the User.


ARTICLE IXSecurity for and Investment of Special Funds SECTION 9.01 Security for Trust Estate Money

           Any money on deposit in the Special Funds or otherwise held by the Trustee as part of the Trust Estate shall be impressed with the trust established by this Indenture and shall, unless invested as provided in this
 Indenture or secured by the Federal Deposit Insurance Corporation (or any successor agency of the United States), be secured for the benefit of the Holders of the Bonds, the Credit Obligor Parties and the Lenders, either

                  (1) by holding on deposit, as collateral security, Federal Securities or other marketable securities eligible as security for the deposit of trust funds under regulations of the Comptroller of the Currency, United States Treasury, having a market value (exclusive of accrued interest) not less than the amount of money being secured, or

                  (2) if the furnishing of security in the manner provided by the foregoing paragraph (1) is not permitted by the then applicable law and regulations, then in such other manner as may be required or permitted by the then applicable state and federal laws and regulations respecting the security for, or granting a preference in the case of, the deposit of trust funds.

         SECTION 9.02      Investment of Special Funds

(a) Except as provided herein, any money held as part of a Special Fund shall be invested or reinvested in Qualified Investments by the Trustee in accordance with the written instructions of the User if no User Agreement Default exists, to the extent that such investment is feasible and consistent with the purposes for which such Fund was created; provided, however, that, except as provided below, money in the Bond Fund and Bond Purchase Fund shall be invested only in Federal Securities (or a fund thereof) with a maturity not later than the earlier of (i) 30 days after the date of such investment, or (ii) the date such money will be needed for the payment of Debt Service on, or the purchase price of, Bonds. Any investment made with money on deposit in a Special Fund shall be held by or under control of the Trustee and shall be deemed at all times a part of the Special Fund where such money was on deposit, and the interest and profits realized from such investment shall be credited to such Fund and any loss resulting from such investment shall be charged to such Fund.
(b) The proceeds of a draw under the Letter of Credit shall not be invested.

         (c) Any investment of money in the Special Funds may be made by the Trustee through its own bond department, investment department or other commercial banking department providing investment services. Any certificate of deposit issued by, or other interest-bearing deposit with, the Trustee shall be deemed an investment rather than a deposit requiring security in the manner specified in Section 9.01.

         SECTION 9.03      Arbitrage

         (a) The Issuer will not cause or permit any investment to be made of any money on deposit in the Special Funds that would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 [or successor provision] of the Internal Revenue Code.

         (b) The Trustee shall follow the written instructions of the User or, if a User Agreement Default exists, the Issuer, with respect to investments of the Special Funds as provided in Section 9.02, but the Trustee shall not be responsible for (i) determining that any such investment complies with the arbitrage limitations imposed by Section 148 of the Internal Revenue Code, or
(ii) calculating the amount of, or making payment of, any rebate due to the United States under Section 148(f) [or successor provision] of the Internal Revenue Code except as provided in Article XVII.


                     ARTICLE XRepresentations and Covenants
                                           SECTION 10.01 General Representations

           The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

                  (1) It is duly organized as a public corporation under the provisions of the Enabling Law and is not in default under any of the provisions contained in its certificate of incorporation, as amended, or bylaws or in the laws of the State of Alabama.

                  (2) Under the provisions of the Enabling Law and its certificate of incorporation, it has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

                  (3) By proper corporate action the Issuer has duly authorized the issuance, execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

                  (4) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the issuance of the Bonds and the execution and delivery of the Financing Documents to which it is a party.

                  (5) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not (i) conflict with, be in violation of, or result in a default under its certificate of incorporation or bylaws, or any agreement, instrument, order or judgment to which it is a party or is subject or (ii) result in or require the creation or imposition of any lien of any nature with respect to the Project or the Trust Estate, except as contemplated by the Financing Documents.

                  (6) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) the exercise of judicial discretion and
         (ii) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights, to the extent constitutionally applicable.

                  (7) The Issuer has not created or permitted the creation of any mortgage, pledge, encumbrance, security interest, assignment or other charge of any kind with respect to the Trust Estate, except as effected or contemplated by the Financing Documents.

                  (8) There is no action, suit, proceeding, inquiry or investigation pending before any court or governmental authority, or threatened against or affecting it or its properties, that involves (i) the consummation of the transactions contemplated by, or the validity or enforceability of, the Financing Documents, (ii) its organization,
         (iii) the election or qualification of its directors or officers, or
         (iv) its powers.

         SECTION 10.02     No Encumbrance on Trust Estate

         The Issuer will not create or permit the creation of any mortgage, pledge, lien, charge or encumbrance of any kind on the Trust Estate or any part thereof prior to or on a parity of lien with this Indenture, except pursuant to the Financing Documents or with the prior written consent of the Trustee, User and Credit Obligor Parties.

         SECTION 10.03     General Covenants

         (a) Subject to the provisions of Article III hereof, the Issuer will duly and punctually pay, or cause to be paid, the Debt Service on the Bonds as and when the same shall become due and will duly and punctually deposit, or cause to be deposited, in the Special Funds the amounts required to be deposited therein, all in accordance with the terms of the Bonds and this Indenture.

         (b) The Issuer will not extend or consent to the extension of the time for payment of Debt Service on the Bonds, unless such extension is consented to by the Holder or Holders of the Bond or Bonds affected.

         SECTION 10.04     The User Agreement

         (a) The Issuer will perform, observe and comply with all agreements, covenants and obligations required to be performed, observed and complied with by it under the User Agreement. Without relieving the Issuer from the responsibility for such performance and observance, the Trustee, on behalf of the Issuer, may (but shall have no obligation to) perform and observe any such agreement or covenant, all to the end that the Issuer's rights under the User Agreement may be unimpaired and free from default.

         (b) The Issuer will promptly notify the Trustee in writing of the occurrence of any User Agreement Default under the User Agreement or the occurrence of any event which, upon notice or lapse of time (or both), would become such a User Agreement Default, provided that the Issuer has knowledge of such event.

         SECTION 10.05     Inspection of Records

         The Issuer will at any and all times, upon the written request of the Trustee or any of the Credit Obligor Parties, afford and procure a reasonable opportunity for the Trustee and such party by their respective representatives to inspect the Project and any books, records, reports and other papers of the Issuer relating to the Project, and to make copies therefrom, and the Issuer will furnish to the Trustee or any of the Credit Obligor Parties any and all information as the Trustee or such party may reasonably request with respect to the performance by the Issuer of its covenants in this Indenture.

         SECTION 10.06     Advances by Trustee

         If the Issuer shall fail to perform any of its covenants in this Indenture, the Trustee may, but shall not be required, at any time and from time to time, after written notice to the User if no User Agreement Default exists under the User Agreement, make advances to effect performance of any such covenant on behalf of the Issuer, but no money advanced by the Trustee shall be used to pay Debt Service. Any money so advanced by the Trustee, together with interest at the Base Rate of the Trustee plus 2%, shall be paid (subject to the provisions of Article III) upon demand and such advances shall be secured under this Indenture prior to the Bonds, but no such reimbursement shall be made from moneys drawn under the Letter of Credit.
         SECTION 10.07     Corporate Existence

         (a) Except as otherwise provided in subsection (b) of this Section, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         (b) The Issuer shall not consolidate with or merge into any other corporation or transfer its property constituting the Project or the Trust Estate substantially as an entirety to any person unless:

                  (1) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof and the rights and powers of the Trustee and the Holders of the Bonds;

                  (2) the corporation formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer the Issuer's said property substantially as an entirety (the "Successor") shall be a municipal or public corporation organized under the laws of the State of Alabama;

                  (3) such Successor shall execute and deliver to the Trustee an instrument in form recordable and acceptable to the Trustee containing an assumption by such Successor of the due and punctual payment of the Debt Service and the performance and observance of every covenant and condition of this Indenture, the User Agreement and each Credit Document to which the Issuer is a party to be performed or observed by the Issuer;

                  (4) immediately after giving effect to such transaction, no Event of Default or any event which, upon notice or lapse of time (or both), would constitute such an Event of Default shall have occurred and be continuing; and

                  (5) the Issuer shall have delivered to the Trustee a certificate executed by an Authorized Issuer Representative and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or transfer complies with this Section and that all conditions precedent herein provided relating to such transactions have been satisfied.

         (c) Upon any consolidation or merger or any conveyance or transfer of the Issuer's property substantially as an entirety in accordance with this Section, the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Successor had been named as the Issuer herein.

         SECTION 10.08     Appointment of Successor Trustee

         Whenever necessary to avoid or fill a vacancy in the office of the Trustee, the Issuer will appoint a successor Trustee in the manner provided in
Article XIII.

         SECTION 10.09     Tax-Exempt Status of Bonds

         (a) The Issuer has elected and does hereby elect to have the provisions relating to the $10,000,000 limit in Section 144(a)(4) of the Code apply to the Bonds.

         (b) The Issuer covenants and agrees that it will not take any action, or fail to take any action, if such action or failure to act would cause the interest on the Bonds to be Taxable; provided, however, that if, in the event of the occurrence of a Determination of Taxability, the Issuer redeems the Bonds in compliance with the provisions of the Indenture and the Bonds requiring such redemption as a result of the occurrence of such Determination of Taxability, then (any provision of the Indenture or of the Bonds to the contrary notwithstanding) the inaccuracy of any representation or warranty contained in the Indenture, the User Agreement or in the Bonds or the failure by the Issuer or the User to observe or perform any covenant or agreement contained in the Indenture, the User Agreement or in the Bonds that resulted in such Determination of Taxability shall not be considered a default or an Event of Default by the Issuer under the Indenture or by the User under the User Agreement and such mandatory redemption by the Issuer shall constitute a full and complete satisfaction to the Holder of each Bond of all claims, and for all damages, costs and expenses, arising out of or based on any such inaccuracy or failure.

         (c) Any provision of this Indenture to the contrary notwithstanding, if a trust is established for the payment or redemption of Bonds pursuant to
Section 16.02 prior to a Determination of Taxability, the Holders of Bonds to be paid or redeemed from such trust shall not be entitled to early redemption as a result of any such Determination of Taxability.

         SECTION 10.10     Performance by User

         Without relieving the Issuer from the responsibility for performance and observance of the agreements and covenants required to be performed and observed by it hereunder, the User, on behalf of the Issuer, may perform any such agreement or covenant.

         SECTION 10.11     Further Assurances

         The Issuer will at any time or times do, execute, acknowledge, deliver and record or cause to be done, executed, acknowledged, delivered, and recorded all such further acts, deeds, conveyances, assignments, pledges, transfers and assurances in law as the Trustee or any Credit Obligor Party shall reasonably require for the better assuring, assigning, transferring, pledging and confirming unto the Trustee, all and singular, the property and rights herein assigned, transferred and pledged or intended so to be.


                              ARTICLE XIThe Project

In the event of condemnation or destruction of or damage to the Project, provision is made in the Credit Documents and the User Agreement for the application of the proceeds of insurance or condemnation awards. All such proceeds shall be held and applied as provided in the Credit Documents and the User Agreement, subject to Article XVII of this Indenture. Any such proceeds held by the Trustee for the purpose of repairing, rebuilding or restoring the Project shall be deposited in the Construction Fund and withdrawals shall be made therefrom for such purposes upon compliance with the provisions of this Indenture with reference to disbursements from said Construction Fund.


                    ARTICLE XIIEvents of Default and Remedies
                                              SECTION 12.01 Events of Default

          Any one or more of the following shall constitute an event of default under this Indenture (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Bond when such interest becomes due and payable; or

(2) default in the payment of the principal of (or premium, if any, on) any Bond when such principal (or premium, if any) becomes due and payable, whether at its stated maturity, by declaration of acceleration or call for redemption or otherwise; or

(3) failure to pay when due the purchase price of any Bond tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof; or

(4) the Credit Obligor  wrongfully  dishonors a draw under the Letter of Credit;
or

(5) receipt of notice by the Trustee from the Credit Obligor that the Credit Obligor has not reinstated the Credit Amount of the Letter of Credit (as defined therein) in accordance with the terms thereof and directing the Trustee to declare the Bonds immediately due and payable under Section 12.02 hereof; or

(6) receipt by the Trustee of written notice from any Credit
Obligor Party that under the Credit Documents an event of default, as therein defined, has occurred and is continuing and directing the Trustee to declare the Bonds immediately due and payable under Section
12.02 hereof; or

(7) the occurrence under any other Financing Document (other than the Credit Documents) of an event of default, as therein defined, and the expiration of the applicable grace period, if any, specified therein; or

(8) default in the performance, or breach, of any covenant, representation or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in the performance or breach of which is elsewhere in this Section specifically described), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Issuer, the User and the Credit Obligor Parties by the Trustee or to the Issuer, the User, the Trustee and the Credit Obligor Parties by the Holders of at least 10% in principal amount of the Outstanding Bonds, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder.

SECTION 12.02 Acceleration of Maturity; Rescission and Annulment; Exercise of Remedies

         (a) If an Event of Default exists under any of Section 12.01(1), (2),
(3), (4), (5) or (6) and the Letter of Credit is in effect, the Trustee shall
(1) declare the principal of all the Bonds and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer and the Credit Obligor Parties, and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and interest on the Bonds shall cease to accrue from and after the date of declaration and (2) immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Bonds and the interest accrued and to accrue thereon until and including the date of such declaration.

(b) If an Event of Default exists under Section 12.01(7) or (8) or if any other Event of Default exists and the Letter of Credit is no longer in effect or the Credit Obligor has wrongfully dishonored a draw thereon or there has occurred a Credit Obligor Insolvency Date, then and in every such case (1) the Trustee or the Holders of not less than 25% in principal amount of the Bonds Outstanding may (but only with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored a draw thereon and a Credit Obligor Insolvency Date has not occurred) declare the principal of all the Bonds and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by Holders), and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and (2) the Trustee shall, if the Letter of Credit is then in effect, immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Bonds and the interest accrued and to accrue thereon until and including the date of such declaration.

(c) At any time after such a declaration of acceleration has been made pursuant to subsection (b) of this Section, the Holders of a majority in principal amount of the Bonds Outstanding may (but only with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored a draw thereunder and a Credit Obligor Insolvency Date has not occurred), by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if

(1) the Issuer has deposited with the Trustee a sum sufficient to pay

(A) all overdue installments of interest on all Bonds,

(B) the principal of (and premium, if any, on) any Bonds which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Bonds,

(C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in the Bonds, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in
Section 12.15.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

(d) Upon the occurrence of any Event of Default specified in Section
12.01 the Trustee may, only with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and has been reinstated to the full amount required to be available thereunder and the Credit Obligor has not wrongfully dishonored a draft thereunder and there has not occurred a Credit Obligor Insolvency Date, subject to the terms of this Indenture, proceed to protect and enforce its rights and the rights of the Bondholders by any suit, action or proceeding at law or in equity, including but not limited to an action for mandamus, or for specific performance of any agreement herein or in the User Agreement or Bond Guaranty, contained, or for enforcing payment and collection of any revenues due under the User Agreement or Bond Guaranty, or for making a demand for payment from the User, or for taking action pursuant to any other document to which the Trustee is a party by signature, assignment, operation of law, or otherwise.

SECTION 12.03 Rights and Remedies of Trustee on Default under User
Agreement.

The Trustee shall have the right in the name of the Issuer to declare any default and exercise any remedy or remedies under the User Agreement, including the right to declare all User Bond Payments immediately due and payable and to take any available proceedings against any party liable for the payment thereof, including any guarantor, if any, of the User's obligations. In the event of a default by the User, as defined in the User Agreement, the Trustee may, and upon the written request of the Credit Obligor Parties if the Letter of Credit is then in effect and the Credit Obligor has not wrongfully dishonored any drafts under the Letter of Credit and there has not occurred a Credit Obligor Insolvency Date, or if the Letter of Credit is not then in effect or such dishonor or Credit Obligor Insolvency Date has occurred, upon the written request of the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall, declare the User Agreement in default and, upon being indemnified to its reasonable satisfaction, shall pursue such proper remedies as may be directed by the Holders of such Bonds for the enforcement of the provisions of the User Agreement and guaranty, if any, and the exercise of any remedies available to the Issuer or the Trustee in the event of such default under the User Agreement and such guaranty; subject, however, to the discretionary right of the Trustee, and upon written notice to the Trustee by the Holders of a majority in principal amount of the Outstanding Bonds, the duty of the Trustee, to annul such declaration and destroy its effect at any time before action at law or in equity to enforce such right shall have been instituted.

SECTION 12.04 Rights and Remedies of Trustee in the Event of
Bankruptcy, and the Occurrence of Similar Events Regarding, the User.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to any user, guarantor or other person obligated for payment of the Bonds, the Trustee (irrespective of whether there has been a default under this Indenture) shall be entitled and empowered to intervene in such proceedings on behalf of the Bondholders, to file and prove a claim or claims for the whole amount owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its gross negligence or bad faith) and of the Bondholders allowed in any such judicial proceedings, to collect and receive any moneys or other property payable or deliverable on any such claims, and to take such other action therein as the Trustee may deem necessary or appropriate to protect the interests of the Bondholders, and any receiver, assignee or trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each of the Bondholders to make payments to the Trustee.

SECTION 12.05 Rights of User in Event of Default under Section 12.01(8) by Issuer under this Indenture.

If there has been no event of default under the User Agreement and an Event of Default under Section 12.01(8) should occur under this Indenture, the Trustee shall notify the User in writing of the occurrence of such default and the User shall have the right to remedy such default hereunder within thirty days after such written notice, provided the User shall pay all expenses of remedying such default. The exercise of the remedies set forth in Section 12.02 hereof is subject to the right of the User under this Section to remedy a default as in this Section provided and limited.

SECTION 12.06 Subrogation Rights of Credit Obligor.

If money is collected by the Trustee pursuant to the Letter of Credit, the Credit Obligor Parties shall be subrogated to the rights possessed under this Indenture by the Trustee and the Holders; provided, however, that the Credit Obligor Parties shall be precluded from exercising or enforcing such subrogation rights until the principal of, premium, if any, and interest on all Bonds other than Pledged Bonds shall have been paid in full as provided in
Article XVI hereof. For purposes of the subrogation rights of the Credit Obligor Parties hereunder, (i) any reference herein to the registered owners or Holders of the Bonds shall mean the Credit Obligor Parties, (ii) any principal of, mandatory redemption premium, optional redemption premium and interest on the Bonds paid with moneys collected pursuant to the Letter of Credit shall be deemed to be unpaid hereunder, and (iii) the Credit Obligor Parties may exercise any rights they would have hereunder as the Holder of the Bonds. The subrogation rights granted to the Credit Obligor Parties in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Credit Obligor Parties, and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder or under the Financing Documents, or any other instrument or agreement with respect to the reimbursement of moneys paid by the Credit Obligor pursuant to the Letter of Credit, and every other remedy now or hereafter existing at law or in equity or by statute.

SECTION 12.07 Application of Money Collected

(a) The Trustee shall apply the following funds solely for the purposes for which they were collected and held under this Indenture and not otherwise:
(1) funds collected from a draw under the Letter of Credit, (2) money held in trust under Section 8.03 for the benefit of Unsurrendered Bonds, and (3) funds and investments held in trust under Section 16.02 for the Bonds to be paid therefrom.

(b) Any money collected by the Trustee pursuant to this Article and any other sums then held by the Trustee as part of the Trust Estate (other than the funds referred to in subsection (a) above) shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

(1) First:  To the  payment of all  undeducted  amounts  due the  Trustee  under
Section 13.07;


(2) Second: To the payment of the whole amount then due and unpaid upon the Outstanding Bonds for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Bonds) on overdue principal (and premium, if any) and (to the extent legally enforceable) on overdue installments of interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal (and premium, if any) and interest, without any preference or priority, ratably according to the aggregate amount so due; provided, however, that payments with respect to Pledged Bonds shall be made only after all other Bonds have been Fully Paid;

(3) Third: To the payment of all amounts then due to the Credit Obligor Parties pursuant to the Credit Documents; and

(4) Fourth: To the payment of the remainder, if any, to the Issuer or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 12.08 Trustee May Enforce Claims without Possession of Bonds

All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered.

SECTION 12.09 Limitation on Suits by Holders

No Holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Indenture, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2) the Holders of not less than 25% in principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding;

(5) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Bonds; and

(6) if the Letter of Credit is in effect and an Event of Default does not exist under Section 12.01(4), (5), or (6), the Credit Obligor Parties shall have given their written consent to such direction or request;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the lien of this Indenture or the rights of any other Holders of Bonds, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Bonds.

SECTION 12.10 Unconditional Right of Bondholders to Receive Principal, Premium and Interest


Notwithstanding any other provision in this Indenture other than those set forth in Article III, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on such Bond on the respective stated maturities expressed in such Bond (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 12.11 Restoration of Positions

If the Trustee or any Bondholder shall have instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such proceeding had been instituted.

SECTION 12.12 Rights and Remedies Cumulative

No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every such right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.



SECTION 12.13 Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

SECTION 12.14 Control by Credit Obligor and Bondholders

The Holders of a majority in principal amount of the Outstanding Bonds
(but only with the consent of the Credit Obligor Parties, if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) shall have the right, during the continuance of an Event of Default,

(1) to require the Trustee to proceed to enforce this Indenture, either by judicial proceedings for the enforcement of the payment of the Bonds or otherwise, and

(2) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder, provided that

(A) the provisions of Section 12.02 requiring a declaration of acceleration and a draw under the Letter of Credit may not be modified or waived without the consent of all Bondholders,

(B) such direction shall not be in conflict with any rule of law or this Indenture,

(C) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

(D) if such direction is given by the Holders of a majority in principal amount of Bonds Outstanding, the Trustee shall have not determined that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction.

SECTION 12.15 Waiver of Past Defaults

(a) The Holders of not less than a majority in principal amount of the Outstanding Bonds may (but only with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date and subject to subsection (b) below), by Act of such Bondholders delivered to the Trustee, the Issuer and the User, on behalf of the Holders of all the Bonds, waive any past default hereunder, or under the User Agreement, and its consequences, except a default

(1) in the payment of the principal of (or premium, if any) or interest on any Bond,

(2) in the payment of a User Bond Payment, or

(3) in respect of a covenant or provision hereof which under
Article XIV cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

(b) Anything herein to the contrary notwithstanding no default may be waived unless the Letter of Credit shall have been reinstated to the full amount then required to be available thereunder and the applicable Credit Obligor Parties shall have rescinded any notice of default under the Credit Documents or any notice of nonreinstatement of the Credit Amount of the Letter of Credit.

(c) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the User Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 12.16 Waiver of Appraisement and Other Laws

(a) To the full extent that it may lawfully so agree, the Issuer will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture; and the Issuer, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Issuer, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the property in the Trust Estate marshalled upon any enforcement hereof.

(b) If any law in this Section referred to and now in force, of which the Issuer or its successor or successors might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the application of this Section.

SECTION 12.17 Suits to Protect the Trust Estate

The Trustee shall have power to institute and to maintain such proceedings as it may deem expedient to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Indenture and to protect its interests and the interests of the Bondholders in the Trust Estate and in the rents, issues, profits, revenues and other income arising therefrom, including power to institute and maintain proceedings to restrain the enforcement of or compliance with any governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Bondholders or the Trustee.




SECTION 12.18 Remedies Subject to Applicable Law

All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.


ARTICLE XIIIThe Trustee
SECTION 13.01 Certain Duties and Responsibilities

(a) Except during the continuance of an Event of Default,

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) If an Event of Default exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

(1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

(4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 13.02 Notice of Defaults

Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Bondholders as their names and addresses appear in the Bond Register, and to the Credit Obligor Parties, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of Debt Service on any Bond, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Bondholders; and provided, further, that in the case of any default of the character specified in
Section 12.01(8) no such notice to Bondholders or the Credit Obligor Parties shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 13.03 Certain Rights of Trustee

Except as otherwise provided in Section 13.01:

(1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2)  any  request  or  direction  of  the  Issuer   mentioned  herein  shall  be
sufficiently evidenced by a certificate or order executed by an Authorized Issuer Representative;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate executed by an Authorized Issuer Representative;
(4) the Trustee may consult with counsel and the written advice of Independent Counsel or any Opinion of Independent Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, provided, that the Trustee cannot require such security or indemnity as a condition to the performance by the Trustee of its obligations under Sections 8.01, 8.02 and 12.02;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Issuer, personally or by agent or attorney; and

(7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 13.04 Not Responsible for Recitals

The recitals contained herein and in the Bonds, except the certificate of authentication and registration on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or sufficiency of this Indenture or of the Bonds.

SECTION 13.05 May Hold Bonds

The Trustee in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer and the User with the same rights it would have if it were not Trustee.

SECTION 13.06 Money Held in Trust

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided in Article IX.

SECTION 13.07 Compensation and Reimbursement

(a) The Issuer agrees (subject to the provisions of Article III) to cause to be paid, solely from funds made available to the Issuer for such purpose:

(1) to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

(2) except as otherwise expressly provided herein, upon request, reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and Independent counsel), except any such expense, disbursement or advance as may be determined by a court of competent jurisdiction to be attributable to the Trustee's gross negligence, or bad faith, or wilful misconduct.

(b) As security for the performance of the obligations of the Issuer under this Section the Trustee shall be secured under this Indenture by a lien prior to the Bonds, and for the payment of such compensation, expenses, reimbursements and indemnity the Trustee shall have the right to use and apply any money held by it as a part of the Trust Estate; provided, however, that funds held by the Trustee under Section 8.03 and Section 16.02 shall be used solely for the purposes thereof and all funds received by the Trustee from the Letter of Credit shall be used solely for the purpose of paying Debt Service on, or the purchase price of, Bonds as herein provided, and such funds held under
Section 8.03 and Section 16.02 and such funds received from the Letter of Credit shall never be subject to any lien imposed by this Section in favor of the Trustee.

SECTION 13.08 Eligibility of Trustee; Appointment of Co-Trustee

(a) Except as provided in subsection (b), there shall at all times be a Trustee hereunder which shall be a commercial bank or trust company organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority.

(b) It is the purpose of this Indenture that there shall be no violation of the law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under Financing Documents, and in particular in case of the enforcement thereof on any default or Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights, or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee pursuant to this section.

(c) In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them. The Trustee shall be jointly liable for the actions taken by such separate or co-trustee, if such actions were taken at the direction of the Trustee.

(d) Should any instrument in writing from the Issuer be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

SECTION 13.09 Resignation and Removal; Appointment of Successor

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 13.10.

(b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may (but only with the consent of the Credit Obligor
Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Bonds delivered to the Trustee, the Issuer and the User.

(d) If at any time:

(1) the Trustee shall cease to be eligible under Section 13.08 and shall fail to resign after written request therefor by the Issuer or by any Bondholder who has been a Holder of a Bond for at least 6 months, or

(2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a resolution of its Board of Directors may remove the Trustee, or (ii) any Bondholder who has been a Holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a resolution of its Board of Directors, shall (with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) promptly appoint a successor Trustee. In case all or substantially all of the Trust Estate shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may (with the consent of the Credit Obligor Parties if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Bondholders. If, within 1 year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall (with the consent of the Credit Obligor Parties under the conditions herein prescribed) be appointed by Act of the Holders of a majority in principal amount of the Outstanding Bonds delivered to the Issuer, the User and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Issuer or the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder who has been a Holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its Principal Office.

(g) Any successor Trustee shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Bonds.

SECTION 13.10 Acceptance of Appointment by Successor

(a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument conveying and transferring to such successor Trustee upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 13.07. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

(b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

SECTION 13.11 Merger, Conversion, Consolidation or Succession to Business

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.


ARTICLE XIVSupplemental Indentures, Amendments to
UserAgreement and Amendments of Letter of Credit
SECTION 14.01 Supplemental Indentures Without
Consent of Bondholders

Without the consent of the Holders of any Bonds, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, subject to the provisions of Sections 14.06 and 14.07, from time to time enter into one or more indentures supplemental hereto or in amendment hereof, in form satisfactory to the Trustee, for any of the following purposes:

(1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

(2) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue of the Bonds; or (3) to evidence the succession of another corporation to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained; or

(4) to add to the covenants of the Issuer or the User for the benefit of the Holders of Bonds and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that with respect to any such covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(5) to surrender any right or power herein conferred upon the Issuer or the User; or

(6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Bonds; or

(7) to permit fully registered Bonds to be exchanged for coupon Bonds (which may be registrable as to principal only), provided that the Trustee receives an Opinion of Bond Counsel with respect to the Bonds to the effect that such exchange is permitted by applicable law and will not cause interest on the Bonds referenced in said Opinion to become Taxable; or

(8) to make further provisions with respect to the administration and operation of the Book-Entry System and the transfer, payment, selection for redemption and redemption of Bonds in accordance therewith; or

(9) to secure or maintain ratings from a Rating Agency, provided that (i) the changes necessary to obtain or secure such ratings do not adversely affect the interests of the Holders of the Bonds and (ii) the Trustee receives an Opinion of Bond Counsel to the effect that such changes are permitted by applicable law will not cause interest on the Bonds referenced in said Opinion to become Taxable; or

(10) to modify, amend or supplement this Indenture in such manner as to permit the qualification hereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute.

SECTION 14.02 Supplemental Indentures With Consent of Bondholders

With the consent of the Holders of not less than a majority in principal amount of the Bonds then Outstanding affected by such supplemental or amendatory indenture, by Act of such Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, subject to the provisions of Sections 14.06 and 14.07, enter into an indenture or indentures supplemental hereto or in amendment hereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture or any amendment shall, without the consent of the Holder of each Outstanding Bond affected thereby,

(1) change the stated maturity of the principal of, or any installment of interest on, any Bond, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Bond, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date); or

(2) reduce the percentage in principal amount of the Outstanding Bonds the consent of whose Holders is required for any such supplemental indenture or any amendment to the User Agreement, or the consent of whose Holders is required for any waiver provided for in this Indenture of compliance with certain provisions of this Indenture or certain defaults hereunder or under the User Agreement and their consequences; or

(3) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

(4) modify any of the provisions of this Section or Section
12.15, except to increase any percentage provided thereby or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Bond affected thereby; or

(5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to the Trust Estate or any part thereof or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

(6) release any rights under the Letter of Credit; provided, however, no consent of the Bondholders will be required for any extension of the term of the Letter of Credit by the Credit Obligor, or for the acceptance by the Trustee of a Substitute Letter of Credit and the concomitant release of the then Existing Letter of Credit as provided in Section 4.10, or any amendment to the Letter of Credit which is provided for, and contemplated by, this Indenture.

SECTION 14.03 Amendments and Supplements to User Agreement Without Consent of Bondholders
---------------------------------------------------------------------------

Without the consent of the Holders of any Bonds, the Trustee may, subject to the provisions of Sections 14.06 and 14.07, from time to time consent to the execution and delivery by the Issuer and the User of one or more amendments or supplements to the User Agreement, in form satisfactory to the Trustee, for any one of the following purposes:

(1) to correct or amplify the description of any property at any time described in the User Agreement, or to subject to the User Agreement additional property;

(2) to evidence the succession of another lessee to the User and the assumption by any such successor of the agreements and covenants of the User contained in the User Agreement;

(3) to add to the covenants of the User for the benefit of the Issuer, the Trustee, or the Holders of Bonds, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants a User Agreement Default permitting the enforcement of all or any of the several remedies provided in the User Agreement; provided, however, that with respect to any such additional covenant such amendment to the User Agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee or the Issuer, as the case may be, upon such default;

(4) to surrender any right or power conferred by the User Agreement upon the User; or

(5) to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to make any provisions, with respect to matters or questions arising under the User Agreement, which shall not be inconsistent with the provisions of the User Agreement, provided such action shall not adversely affect the interests of the Holders of the Bonds.

SECTION 14.04 Amendments and Supplements to User Agreement With Consent of Bondholders
------------------------------------------------------------------------

With the consent of the Holders of not less than a majority in principal amount of the Bonds then outstanding, by Act of such Holders delivered to the Trustee, the Trustee may, subject to the provisions of Sections 14.06 and 14.07, consent to the execution and delivery by the Issuer and the User of one or more amendments or supplements to the User Agreement, in form satisfactory to the Trustee, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of the User Agreement or of modifying in any manner the rights of the Issuer, the Trustee or the Holders of the Bonds under the User Agreement; provided, however, that without the consent of the Holders of all Outstanding Bonds, no such amendment shall relieve the User from the obligation to make Basic Rental Payments at times and in amounts sufficient to pay Debt Service on the Bonds when due and payable or to pay the purchase price of Tendered Bonds when due and payable.

SECTION 14.05 Discretion of Trustee; Acts of Bondholders

(a) The Trustee may in its discretion determine whether or not any Bonds would be affected by any supplemental indenture or amendment to the User Agreement and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

(b) It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture or amendment to the User Agreement, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 14.06 Consent of Credit Obligor

Subject to Section 1.12, no amendment or change to this Indenture the Bond Guaranty, the Remarketing Agreement or the User Agreement shall be made without the prior written consent of the Credit Obligor Parties.

SECTION 14.07 Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, or consenting to the amendment of the User Agreement, the Trustee shall be entitled to receive, and, subject to Section 13.01, shall be fully protected in relying upon, an Opinion of Independent Counsel stating that the execution of such supplemental indenture or amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or consent to any such amendment which affects the Trustee's own rights, duties or immunities under this Indenture, the User Agreement or otherwise.

SECTION 14.08 Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 14.09 Reference in Bonds to Supplemental Indentures

Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.

SECTION 14.10 Amendment of Letter of Credit

(a) The Trustee may, without the consent of or notice to the Holders of the Bonds, consent to any amendment, modification or other change of the Letter of Credit for the purpose of curing any ambiguity or formal defect or omission or obtaining a rating on the Bonds from any Rating Agency, provided that (i) the Trustee, in its sole judgment, shall determine that such change does not adversely affect the interests of the Holders of the Bonds and (ii) the Trustee shall receive an Opinion of Bond Counsel with respect to the Bonds to the effect that such change is permitted by applicable law and will not cause interest on the Bonds referenced in said Opinion to become Taxable.

(b) Except as provided in subsection (a) of this Section, and except for extensions of the term of the Letter of Credit by the Credit Obligor, no amendment, modification or other change of the Letter of Credit (other than changes pursuant to the terms thereof) shall be made without the consent of the Holders of all Bonds Outstanding.

SECTION 14.11 Opinion of Bond Counsel

No amendment or change to this Indenture, the User Agreement, the Letter of Credit, or the Bond Guaranty shall be effective until there has been delivered to the Trustee an Opinion of Bond Counsel that such amendment or change will not, whether solely or in conjunction with other facts or circumstances, cause the interest on the Bonds referenced in said Opinion to be or become Taxable.


ARTICLE XVThe Remarketing Agent and the Tender Agent
SECTION 15.01 Remarketing Agent

(a) Synovus Securities, Inc. is hereby appointed as "Remarketing Agent" for the Bonds, subject to the conditions set forth in this Section.

(b) The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by execution and delivery of an agreement satisfactory to the Trustee.

(c) The Remarketing Agent shall be
authorized by law to perform
all the duties imposed upon it
by this Indenture.
(d) The Remarketing Agent may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Trustee, the User and the Credit Obligor Parties; provided, however, that no such resignation shall become effective until a successor Remarketing Agent has been appointed and has accepted its duties and obligations hereunder.

(e) The User may, with the prior written consent of the Credit
Obligor Parties, remove the Remarketing Agent at any time upon 30 days' prior written notice thereof to the Remarketing Agent, the Issuer and the Trustee.

(f) If at any time:

(1) the Remarketing Agent shall cease to be eligible under this Section and shall fail to resign after written request therefor by the User, or

(2) the Remarketing Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Remarketing Agent or of its property shall be appointed or any public officer shall take charge or control of the Remarketing Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the User may remove the Remarketing Agent upon 7 days' written notice thereof to the Remarketing Agent, the Credit Obligor Parties, the Issuer and the User.

(g) If the Remarketing Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Remarketing Agent for any cause, the Issuer shall, with the prior written consent of the User and the Credit Obligor Parties, promptly appoint a successor Remarketing Agent.

(h) Any successor Remarketing Agent shall be appropriately registered and licensed, and be acceptable to the User, the Trustee and to any Rating Agency which shall then maintain a rating with respect to the Bonds.

(i) The Trustee shall give notice of each resignation and each removal of the Remarketing Agent and each appointment of a successor Remarketing Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Remarketing Agent and the address of its principal office.

SECTION 15.02 Tender Agent

(a) At the written request of the Trustee, the User shall appoint an agent to act on behalf of the Trustee in the acceptance of delivery of Bonds tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and in the authentication and delivery of Bonds pursuant to the transfer and exchange provisions of this Indenture. For all purposes of this Indenture, (i) Bonds to be purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture may be delivered to the Tender Agent, as well as the Trustee, and (ii) the authentication and delivery of Bonds by a duly authorized officer of the Tender Agent pursuant to the transfer and exchange provisions of this Indenture shall be deemed to be the authentication and delivery of Bonds "by the Trustee".

(b) Any Tender Agent appointed hereunder shall signify its acceptance of such appointment by execution and delivery of an agreement satisfactory to the Trustee.

(c) Any such Tender Agent shall at all times be a bank or trust company having its principal office in New York, New York and shall at all times be a corporation organized and doing business under the laws of the United States or of any state with a combined capital and surplus of at least $5,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision and examination by federal or state authority and shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Bonds. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(d) Any corporation or association into which any Tender Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Tender Agent shall be a party, or any corporation or association succeeding to the corporate trust business of any Tender Agent, shall be the successor of the Tender Agent hereunder, if such successor corporation or association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Tender Agent or such successor corporation or association.

(e) Any Tender Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer and the User. The Trustee may at any time terminate the agency of any Tender Agent by giving written notice of termination to such Tender Agent, the Issuer and the User. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Tender Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Tender Agent, shall give written notice of such appointment to the Issuer and the User, and shall mail notice of such appointment to all Holders of Bonds as the names and addresses of such Holders appear on the Bond Register.

(f) The User shall to pay to the Tender Agent from time to time reasonable compensation for its services, as provided in the User Agreement. The provisions of Sections 5.05, 13.04 and 13.05 shall be applicable to any Tender Agent.








ARTICLE XVIDefeasance
SECTION 16.01 Payment of Indebtedness; Satisfaction and Discharge of Indenture

(a) Whenever all Indenture Indebtedness has been Fully Paid, then, upon the request of an Authorized Issuer Representative, this Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of transfer or exchange of Bonds herein or therein provided for) and the Trustee shall execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Issuer or upon the order of the Issuer, all cash and securities then held by it hereunder as a part of the Trust Estate.

(b) A Bond shall be deemed "Fully Paid" if

(1) such Bond has been canceled by the Trustee or delivered to the Trustee for cancellation, or

(2) such Bond shall have matured or been called for redemption and, on such maturity date or redemption date, money for the payment of Debt Service on such Bond is held by the Trustee in trust for the benefit of the person entitled thereto, or

(3) such Bond is alleged to have been mutilated, destroyed, lost or stolen and has been replaced as provided in Section 5.03, or

(4) a trust for the payment of such Bond has been established in accordance with Section 16.02 and the Trustee shall have received
(i) an Opinion of Counsel experienced in bankruptcy matters stating in effect that upon the occurrence of an Act of Bankruptcy, money and investments in such trust will not be subject to any preference claim under the Federal Bankruptcy Code, which opinion shall be satisfactory to any Rating Agency then rating the Bonds and (ii) an Opinion of Bond Counsel with respect to the Bonds which states in effect that the establishment of such trust in accordance with the terms thereof will not cause interest on the Bonds referenced in said Opinion to become Taxable and (iii) a certificate of an Independent certified public accountant or firm thereof to the effect that the funds on deposit in such trust and the income therefrom without reinvestment will be sufficient to pay when due the principal of, premium if any and interest on such Bonds. The Issuer shall give each Rating Agency that maintains a rating with respect to the Bonds 10 days' notice of its intent to establish such a trust for the payment of Bonds, but failure to give any such notice shall not result in a Bond not being deemed Fully Paid.

(c) Indenture Indebtedness other than Debt Service on the Bonds shall be deemed "Fully Paid" whenever the Issuer has paid, or made provisions satisfactory to the Trustee for payment of, all such Indenture Indebtedness other than Debt Service on the Bonds.

SECTION 16.02 Trust for Payment of Debt Service

(a) The Issuer may provide for the payment of any of the Bonds by establishing a trust for such purpose with the Trustee and depositing therein cash or Federal Securities which (assuming the due and punctual payment of the principal of and interest on such Federal Securities) will provide funds sufficient to pay the Debt Service on such Bonds as the same becomes due and payable until the maturity or redemption of such Bonds; provided, however, that

(1) such Federal Securities must not be subject to redemption prior to their respective maturities at the option of the issuer of such Securities,

(2) if any of such Bonds are to be redeemed prior to their respective maturities, either (i) the Trustee shall receive evidence that notice of such redemption has been given in accordance with the provisions of this Indenture and such Bonds or (ii) the Issuer shall confer on the Trustee irrevocable authority for the giving of such notice on behalf of the Issuer,

(3) such trust must be established only during a Fixed Rate
Period and, if established during a Fixed Rate Period, all Bonds to be retired with funds from such trust must either mature or be called for redemption on or before the date immediately following such Fixed Rate Period, and

(4) the Trustee has received the opinions referred to in Section 16.01(b)(4).

(b) Cash and Federal Securities deposited with the Trustee pursuant to this Section shall not be a part of the Trust Estate but shall constitute a separate, irrevocable trust fund for the benefit of the Holders of the Bonds to be paid from such fund. Such cash and the principal and interest payable on such Federal Securities shall be applied by the Trustee solely to the payment of Debt Service on such Bonds. Any funds deposited with the Trustee pursuant to this Section shall be invested only in Federal Securities meeting the requirements of this Section.


ARTICLE XVIIFEDERAL REBATE PAYMENTS SECTION 17.01 Computations and Payments of Rebate


(a) The User, acting on behalf of the Issuer, shall, in a timely manner, make all determinations and calculations, file all reports, forms, and returns, remit all moneys and take all other action necessary for compliance with the provisions of Section 148(f) [or any successor provision] of the Internal Revenue Code with respect to rebate payments to the United States of America. The Trustee shall not be responsible for (i) determining that any investment of moneys in the Construction Fund or the Bond Fund or the Bond Purchase Fund complies with the limitations imposed by Section 148 of the Internal Revenue Code, or (ii) calculating the amount of, or making payment of, any rebate due to the United States of America.

(b) All costs and expenses of
compliance with the
provisions of this
Article shall be paid by
the User.

SECTION 17.02 Accounting Records and Reports

The Trustee shall keep proper books of record and account in which complete and correct entries shall be made of all transactions relating to the receipt, investment, disbursement, allocation and application of the proceeds of the Bonds and the revenues of the Project. Such records shall specify the account or fund to which each investment (or portion thereof) held by the Trustee is to be allocated and shall set forth, in the case of each investment security, (a) its purchase price, (b) identifying information, including par amount, and interest rate, (c) the amount received at maturity or its sale price, as the case may be, and (d) the amounts and dates of any payments made with respect thereto. Such records shall be open to inspection by the Issuer and the Credit Obligor Parties at any reasonable time during regular business hours on reasonable notice.

IN WITNESS WHEREOF, the Issuer and the Trustee have each caused this instrument to be duly executed, and their respective corporate seals to be hereunto affixed and the same attested, by officers thereof duly authorized thereunto.

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HALEYVILLE,
ALABAMA



By
-------------------------------------------------------------------------------
Its Chairman

[S E A L]

Attest:


Its Secretary


FIRST COMMERCIAL BANK



By
------------------------------------------------------------------------------


Its
------------------------------------------------------------------------------

[S E A L]

Attest:



Its
------------------------------------------------------------------

STATE OF ALABAMA
WINSTON COUNTY

I, the undersigned, a Notary Public in and for said County in said
State, do hereby certify that John L. Slatton, whose name as Chairman of The Industrial Development Board of the City of Haleyville, Alabama, a public corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

Given under my hand and seal this the 10th day of May, 2000.





Notary Public

NOTARIAL SEAL

My commission expires: June 19, 2000

STATE OF ALABAMA
WINSTON COUNTY

I, the undersigned, a Notary Public in and for said County, in said
State, hereby certify that Dean Matthews, whose name as Vice President of First Commercial Bank, a state banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said state banking corporation.

Given under my hand and seal this the ______ day of May, 2000.






Notary Public

NOTARIAL SEAL

My commission expires: October 13, 2003

EXHIBIT A
TO

TRUST INDENTURE

DATED AS OF MAY 1, 2000

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA

TO

FIRST COMMERCIAL BANK


The form of the Bonds begins on the following page.

26

The principal of and interest on the Bonds are payable from payments to be made under the irrevocable, direct-pay letter of credit issued by Fleet National Bank, referenced herein, which constitutes a binding and enforceable obligation thereof, or under any irrevocable, direct-pay letter of credit issued in substitution therefor in accordance with the Indenture referenced herein. The Bonds are not deposits or obligations of Fleet National Bank, or any affiliate thereof, or of any issuer of any substitute letter of credit. The Bonds and the said letters of credit are not insured by the Federal Deposit Insurance Corporation. The Bonds are subject to investment risks, including loss of principal amount invested.

Notice By Securities Depository

Unless the within Bond is presented by an authorized representative of the Securities Depository (as defined in the Indenture referenced in the within Bond), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of the Securities Depository or the Securities Depository Nominee (as defined in the Indenture referenced in the within Bond), as the case may be, or in such other name as is requested by an authorized representative of the Securities Depository (and any payment is made to the Securities Depository or the Securities Depository Nominee or to such other entity as is requested by an authorized representative of the Securities Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the Securities Depository or Securities Depository Nominee, as the case may be, has an interest herein.

UNITED STATES OF AMERICA
STATE OF ALABAMA

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA
VARIABLE/FIXED RATE
INDUSTRIAL DEVELOPMENT REVENUE BONDS
(WINSTON PROPERTIES, INC. PROJECT)

No. R-1

Dated Date:________________ Maturity Date: May 1, 2015 CUSIP:_____

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HALEYVILLE, ALABAMA, a public corporation organized under the laws of the State of Alabama (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referenced), for value received, hereby promises to pay solely from the source hereinafter described to

CEDE & CO.,

or registered assigns, the principal amount of

THREE MILLION NINE HUNDRED THOUSAND DOLLARS
($3,900,000)

on the Maturity Date specified above and to pay solely from the source hereinafter described interest on said principal amount from the date hereof or the most recent date to which interest has been paid or duly provided for, until the principal amount hereof shall become due and payable, at the Variable Rate or the Fixed Rate, as hereinafter provided.

Authority for Issuance

This bond is one of a duly authorized issue of bonds of the Issuer, aggregating $3,900,000 in principal amount and of the above designation (the "Bonds"), issued pursuant to and for the purposes expressed in Division 1 of
Article 4 of Chapter 54 of Title 11 of the Code of Alabama 1975 (the "Enabling Law") under and pursuant to a Trust Indenture dated May 1, 2000 (the "Indenture") between the Issuer and First Commercial Bank, a state banking corporation with its principal office in Birmingham, Alabama (the "Trustee", which term includes any successor trustee under the Indenture) to finance a "project" within the meaning of the Enabling Law (the "Project") for lease to Winston Properties, Inc., an Alabama corporation, (the "User"), pursuant to a Lease Agreement dated May 1, 2000 (the "User Agreement").

Capitalized terms used herein without definition shall have the meanings assigned in the Indenture.

Security

The Bonds are limited obligations of the Issuer payable solely from amounts payable by the User pursuant to the User Agreement with respect to Debt Service on the Bonds and any other revenues, rentals or receipts derived by the Issuer from the leasing or sale of the Project (the "Project Revenues"). The Bonds shall never constitute an indebtedness of the state of Alabama or any political subdivision thereof, including without limitation the city of Haleyville, Alabama, within the meaning of any state constitutional provision or statutory limitation and shall never constitute or give rise to a pecuniary liability of the Issuer, or the state of Alabama or any political subdivision thereof, including without limitation the city of Haleyville, Alabama, or a charge against the general credit or taxing powers of any thereof.

Pursuant to the User Agreement, the User has agreed to make payments at times and in amounts sufficient to pay Debt Service when due on the Bonds and to pay the purchase price of Bonds tendered for purchase pursuant to the Mandatory Tender and Optional Tender provisions of the Indenture. Pursuant to the Indenture the Issuer has assigned the User Agreement and Project Revenues to the Trustee to secure payment of the Bonds.

As additional security for the payment of the Bonds, the User has entered into a Bond Guaranty Agreement dated May 1, 2000 (the "Bond Guaranty") in favor of the Trustee, whereby the User has guaranteed payment when due of Debt Service on the Bonds and the purchase price of Bonds tendered for purchase under the Indenture.

As additional security for the payment of the Bonds, the User will cause Fleet National Bank (in its capacity as issuer of the initial Letter of Credit referred to below, the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase, plus (ii) interest on the Bonds at the Maximum Rate for a period of 56 days, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase. The said letter of credit will expire, unless earlier terminated or extended, on May 15, 2001. Subject to the terms and conditions of the Indenture, the User may, at its option, replace such letter of credit and any subsequent letter of credit with a substitute letter of credit meeting the requirements of the Indenture with respect thereto. The initial letter of credit so delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to the Indenture are herein referred to as the "Letter of Credit". The initial Letter of Credit is issued pursuant to various credit and security agreements among some or all of the Credit Obligor, certain other financial institutions, the Issuer, the User, and persons related to the User, which evidence, guarantee, or provide security for the obligations to the User to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements of the User related thereto (collectively the "Credit Documents").

Copies of the Indenture, the User Agreement, the Bond Guaranty, the initial Letter of Credit and the Credit Documents are on file at the Principal Office of the Trustee and reference is hereby made to such documents for the provisions, among others, with respect to the respective rights, duties, obligations and security of the Issuer, the User, the Trustee, the Credit Obligor, the other financial institutions and the owners of beneficial interests in the Bonds and the terms and conditions upon which the purchase, transfer and exchange of beneficial ownership interests in the Bonds are to be made by means of a Book-Entry System administered by the Securities Depository, to and by all of which terms, conditions and provisions of said documents the owner of any beneficial interest in this bond, by the acquisition hereof, hereby assents and agrees to be bound.

Payment of Debt Service

Interest at the Variable Rate and interest at the Fixed Rate for a Fixed Rate Period of less than 6 months shall be computed on the basis of a 365 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each. Interest shall be payable, solely from the source hereinafter described, on overdue principal of this bond and (to the extent legally enforceable) on any overdue installment of interest on this bond at the rate of interest last applicable to this bond when such overdue principal or interest became delinquent.

Interest on this bond shall be payable in arrears on the following dates (each such date being herein called an "Interest Payment Date"): (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month in each year during the Variable Rate Period and (ii) on the day immediately following any Variable Rate Period (each such date being herein called a "Variable Rate Interest Payment Date"); (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date"); and (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and (iii) on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date").

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture hereinafter referenced, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date for such interest, which shall be the day next preceding any Variable Rate Interest Payment Date or any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of less than 6 months, or the 15th day (whether or not a Business Day) next preceding any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of 6 months or more. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and shall be paid to the person in whose name this bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee; notice of such Special Record Date to be given to Holders of the Bonds not less than 10 days prior to such Special Record Date.

Payment of interest on this bond due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the person entitled thereto at the address thereof appearing in the Bond Register maintained by the Trustee. Such payments shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of the principal of (and premium, if any, on) this bond and payment of accrued interest on this bond due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of this bond at the Principal Office of the Trustee. Upon the terms and conditions of the Indenture the Holder of any Bond in a principal amount of not less than $100,000 may request that payment of Debt Service on such Bond be made by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee.

All payments of principal of, premium, if any, and interest on this bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest Rate

This Bond may bear interest at either a variable rate or a fixed rate, and if at a fixed rate, for varying periods of time, with such consequences as are specified in the Indenture, without any notation being made hereon. Each owner of this Bond takes it subject to the terms then applicable hereto, and may obtain from the Trustee verification of the then applicable provisions hereof.

Variable Rate

The Bonds shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period, the Bonds shall again bear interest at the Variable Rate, unless the day immediately following such Fixed Rate Period is the effective date of a continuation or conversion of the interest rate to a Fixed Rate (such date being herein called a "Conversion Date"). Once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Bonds. Each period during which the Variable Rate is in effect is herein called a "Variable Rate Period".

The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent on the first day of each Variable Rate Period (beginning upon initial issuance of the Bonds and following a Fixed Rate Period) and on each Thursday during a Variable Rate Period (or, if such Thursday is not a Business Day, on the next succeeding Business Day). The Variable Rate so determined shall become effective (i) on the date of determination, if such date is the first day of the Variable Rate Period, or (ii) if such date is not the first day of a Variable Rate Period, on the day immediately following the date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next determination date, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until such determination date as the Remarketing Agent shall determine the Variable Rate in accordance with the Indenture.

The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. The Maximum Rate is the lesser of (i) the rate of 12% per annum or (ii) for any period during which the Bonds are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Bonds. Upon the request of any Bondholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect. Synovus Securities, Inc., Birmingham, Alabama, has been appointed as "Remarketing Agent" pursuant to the Indenture. The Indenture permits the User, with the consent of the Credit Obligor Parties, to remove such Remarketing Agent and appoint a successor, subject to certain terms and conditions specified in the Indenture therefor.

Fixed Rate

The Bonds shall bear interest at a Fixed Rate during each period of time specified by the User as provided in the Indenture and described herein. Each period during which a Fixed Rate is in effect is herein called a "Fixed Rate Period". The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and for each Fixed Rate Period shall be determined by the Remarketing Agent as provided in the Indenture and described herein.

The User may elect that the Bonds bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 45 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect, (ii) the Conversion Date may not be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect, (iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the Fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. Any such election by the User shall be irrevocable after 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date.

Not less than 1 nor more than 10 days prior to the proposed Conversion
Date, the Remarketing Agent shall determine the interest rate for such Fixed Rate Period (the "Fixed Rate"), which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period began on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate.

Notwithstanding the foregoing, a Fixed Rate shall not be established if
(i) the User delivers to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Birmingham, Alabama time) on the Conversion Date the Trustee does not receive an Opinion of Bond Counsel stating in effect that such conversion to a Fixed Rate is lawful under applicable law and, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to be Taxable and the Substitute Letter of Credit (if any) that is to be effective on such Conversion Date. If all conditions to the establishment of a Fixed Rate are not satisfied, the Bonds shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

Optional Tender

Upon the terms and conditions provided in the Indenture and described herein, the Holder of any Bond shall have the right to tender such Bond to the Trustee or to any Tender Agent appointed pursuant to the Indenture for purchase in whole or in part (if in part, only in an Authorized Denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date (an "Optional Tender Date"). In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below, at its Principal Office at least 7 days prior to the proposed Optional Tender Date.

Any such notice of Optional Tender must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice may be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice. A form of the Optional Tender Notice may be obtained from the Trustee upon request. If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase. Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn.

If a written notice of Optional Tender shall have been duly given with respect to any Bond or any authorized part thereof, the Holder of such Bond shall deliver such Bond to the Trustee at its Principal Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Birmingham, Alabama time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on an Optional Tender Date shall be deemed satisfied thereby. Any Bond or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository (an "Unsurrendered Bond") shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date. If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds or any authorized part thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bond shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date.

Anything in this Bond or the Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted for Pledged Bonds or for any Bond which is deemed Fully Paid.

Mandatory Tender

The Holder of each Bond (other than a Pledged Bond or a Bond that has been deemed Fully Paid) who has not elected to retain the Bond or Bonds thereof in the manner provided in the Indenture therefor shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates (each such date being herein called a "Mandatory Tender Date"): (i) each proposed Conversion Date, (ii) the date immediately following the expiration of a Fixed Rate Period, (iii) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation all meeting the requirements of the Indenture therefor are delivered to the Trustee in accordance with the terms of
Section 4.10 of the Indenture, (iv) that date which is 30 days after a Credit Obligor Insolvency Date, (v) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Bonds is established during a Variable Rate Period, (vi) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Bonds during a Variable Rate Period and (vii) that date which is 10 days after the Trustee receives a notice in writing from the Credit Obligor, which notice (1) is delivered not later than the close of business on the tenth day (if such tenth day is not a Business Day, on the then next succeeding Business Day) after the date on which the Credit Obligor has honored a B Drawing under the Letter of Credit and (2) states that the Interest Portion (as defined in the Letter of Credit) will not be reinstated or that an Event of Default has occurred and is continuing under the Credit Documents and
(3) directs the Trustee to effect Mandatory Tender of the Bonds on such date; provided, however, the Trustee shall not effect a Mandatory Tender of any Bond under subparagraph (vii) unless the Trustee verifies, prior to delivery of notice of such Mandatory Tender, that the amount of the Interest Portion (as defined in the Letter of Credit) under the Letter of Credit shall then equal or exceed the amount necessary to pay interest accrued on such Bond until and including the proposed Mandatory Tender Date, and if the amount of said Interest Portion is then insufficient for such purpose, the Trustee shall immediately notify the Credit Obligor thereof in writing, and shall declare an Event of Default under Section 12.01(5) or Section 12.01(6) of the Indenture effective as of the date of receipt of the notice from the Credit Obligor pursuant to subparagraph (vii). If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

Notice of a Mandatory Tender shall be given by the Trustee by registered or certified mail to the Bondholder or Bondholders at the address thereof appearing on the Bond Register (a) not less than 15 days prior to the Mandatory Tender Date with respect to a Mandatory Tender pursuant to any of clauses (i), (ii), (iii), (iv), (v) or (vi) of the immediately preceding paragraph and (b) not less than 7 days prior to the Mandatory Tender Date with respect to a Mandatory Tender pursuant to clause (vii) of the immediately preceding paragraph. Such notice of Mandatory Tender shall, among other things, specify the Mandatory Tender Date and the procedure by which a Holder may elect to retain the Bond or Bonds thereof.

Upon the terms and conditions provided in the Indenture, the Holder of any Bond subject to a Mandatory Tender may elect to retain the Bond or Bonds thereof by written notice delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt, shall meet the requirements of the Indenture therefor, and shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Bonds so retained (including any Bonds issued in exchange therefor or upon transfer thereof).

All Bonds to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Birmingham, Alabama time) on the Mandatory Tender Date to the Trustee at its Principal Office or to the Tender Agent at its Principal Office, together with an instrument of assignment or transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on a Mandatory Tender Date shall be deemed satisfied thereby. All Bonds so to be purchased that are not so delivered to the Trustee or Tender Agent on the Mandatory Tender Date or so transferred on the records of the Securities Depository ("Unsurrendered Bonds") shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date. If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bond shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date.

After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender (except with respect to Bonds which the Holders thereof have elected to retain as provided in the Indenture) notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.




Redemption

In the manner and with the effect provided in the Indenture, the Bonds will be subject to redemption prior to maturity as follows:

(1) Extraordinary Redemption

The Bonds are subject to redemption, at the direction of the User as to the maturity dates and principal amounts of the Bonds to be redeemed, prior to maturity on the earliest Business Day for which the required notice may be given, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the date of redemption, without premium or penalty, in the event the Trustee shall receive, or there shall be made available to the Trustee, for such purpose: (a) proceeds of the Bonds remaining in the Construction Fund after completion of the Project is evidenced to the Trustee as provided in the User Agreement, or (b) proceeds of (i) insurance (whether from title, casualty, or other, insurance) or condemnation awards with respect to the Project or (ii) the sale (in whole or in part) of the Project. In case of partial redemption, Bonds in an aggregate principal amount equal to such remaining or available amounts, rounded upwards to the nearest Authorized Denomination, shall be redeemed.

(2) Optional Redemption

The Bonds are subject to optional redemption by the Issuer (exercised upon direction of the User with consent of the Credit Obligor and if no User Agreement Default exists) as follows:

(A) during any Variable Rate Period, in whole or in part, in authorized multiples of an Authorized Denomination on any Business Day at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, without premium or penalty; and

(B) during any Fixed Rate Period, in whole or in part in authorized multiples of an Authorized Denomination on any Business Day during the applicable redemption period set forth in the table below at the applicable redemption price (expressed as a percentage of principal amount) set forth in the table below plus accrued interest to the date of redemption:

Redemption
Redemption Period Price
----------------- ----------

Fixed Rate Period of 4 years or less:

Not subject to redemption N/A

Fixed Rate Period of more than 4 years:



Not subject to redemption prior
to 4th anniversary of Conversion Date N/A

4th anniversary of Conversion
Date through any day prior to
5th anniversary of Conversion Date 102%

5th anniversary of Conversion Date
through any day prior to
6th anniversary of Conversion Date 101%

6th anniversary of Conversion
Date and any day thereafter 100%

provided that there shall be no optional redemption which requires the payment of a redemption premium unless there is then in effect a Letter of Credit which may and shall be drawn on to pay such premium. If less than all Bonds Outstanding are called for redemption, the Bonds or interests of the Beneficial Owners thereon to be redeemed shall be selected as provided in the Indenture and described herein.

(3) Mandatory Redemption

(a) The Bonds are subject to mandatory redemption, by lot, by the Issuer at a redemption price equal to the principal amount to be redeemed plus accrued interest to the redemption date, without premium or penalty, on the first day in May in the years and in the amounts (after credit as provided below) set forth below:

Principal
Date Amount
---- ---------

2001 $325,000
2002 325,000
2003 325,000
2004 325,000
2005 325,000
2006 325,000
2007 325,000
2008 325,000
2009 325,000
2010 325,000
2011 325,000


The balance of the Bonds ($325,000) will be paid at maturity on May 1, 2012.

Unless Bonds have been preselected for mandatory redemption, as described below, not less than 45 or more than 60 days prior to each such scheduled mandatory redemption date Bonds, or interests of the Beneficial Owners in the Bonds, shall be selected for redemption, in the manner provided in the Indenture, in an aggregate principal amount equal to the amount required to be redeemed and such Bonds or interests therein (or portions thereof) shall be called for redemption on such scheduled mandatory redemption date and notice thereof given as provided in the Indenture; provided, however, that if Bonds have not been preselected for mandatory redemption, as described below, the User may, upon written direction delivered to the Trustee not less than 60 days prior to such scheduled mandatory redemption date, direct that any or all of the following amounts be credited against the principal amount of Bonds scheduled for redemption on such date: (i) the principal amount of Bonds delivered by the User to the Trustee for cancellation and not previously claimed as a credit; and (ii) the principal amount of Bonds previously redeemed pursuant to the optional redemption provisions of the Bonds and not previously claimed as a credit.

Upon the written request of the User, the Trustee shall preselect Bonds for mandatory redemption according to the entire remaining schedule for such mandatory redemptions set forth above; provided, however, that no such action shall be taken unless there has first been delivered to the Trustee, the User and the Remarketing Agent a written opinion of Bond Counsel to the effect that such action will not, whether solely or in conjunction with any other facts or circumstances, cause the interest on the Bonds to be or become Taxable; and provided further, that prior to such preselection the principal amount of Bonds previously redeemed pursuant to the optional redemption provisions and not already credited against such mandatory redemption requirements shall be credited against the remaining mandatory redemption requirements in such years and in such amounts as shall be designated by the User. After taking into account such credits, the Securities Depository or the Trustee, as appropriate, shall proceed to select Bonds by lot for mandatory redemption in accordance with the remaining schedule. The procedure for such preselection shall provide for the preselection of portions (equal to the smallest Authorized Denomination of the Bonds, or a multiple thereof) of the principal of Bonds of a denomination larger than the smallest Authorized Denomination. After such preselection procedure the term "Adjusted Maturity Date", when used with respect to any Bond, or any interest of a Beneficial Owner therein, shall mean the date on which such Bond or such interest therein shall be subject to scheduled mandatory redemption or, if such Bond is not so preselected, the stated maturity date of such Bond. After Bonds have been preselected for mandatory redemption, the Securities Depository or the Trustee, as appropriate, shall send notice of the results of such preselection to the Securities Depository or Trustee (as appropriate), the User, the Remarketing Agent, the Credit Obligor and the holders of outstanding Bonds. If portions of any Bond or any interest of a Beneficial Owner therein, of a principal amount larger than the smallest Authorized Denomination are assigned different Adjusted Maturity Dates then, upon receipt of such notice of preselection, appropriate adjustments on the records of the Securities Depository shall be made or the registered owner of such Bond shall deliver the same to the Trustee or Tender Agent in exchange for two or more Bonds according to the Adjusted Maturity Dates so assigned, it being intended that each Bond outstanding shall have a single Adjusted Maturity Date.

(b) If a Determination of Taxability is made, the Bonds are subject to mandatory redemption as a whole on any date selected by the Trustee within 90 days after such Determination of Taxability at a redemption price for each Bond redeemed equal to 100% of the principal amount thereof plus accrued interest to the redemption date. If, in the event of the occurrence of a Determination of Taxability, the Issuer redeems the Bonds in compliance with the provisions of the Indenture and the Bonds requiring such redemption as a result of the occurrence of such Determination of Taxability, then (any provision of the Indenture or of the Bonds to the contrary notwithstanding) the inaccuracy of any representation or warranty contained in the Indenture, the User Agreement, or in the Bonds or the failure by the Issuer or the User to observe or perform any covenant or agreement contained in the Indenture, the User Agreement, or in the Bonds that resulted in such Determination of Taxability shall not be considered a default or an Event of Default by the Issuer under the Indenture or a default by the User under the User Agreement and such mandatory redemption by the Issuer shall constitute a full and complete satisfaction to the holder of each Bond of all claims, and for all damages, costs and expenses, arising out of or based on any such inaccuracy or failure.

(4) Notice; Selection For Redemption

Any redemption shall be made in the manner, upon the notice, and on the terms and conditions provided in the Indenture. If less than all of the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is in effect for the Bonds, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Bonds to be redeemed, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such other method as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in the Bonds to be redeemed in such manner so as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Bonds in an aggregate amount less than an Authorized Denomination. If less than all the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is not in effect for the Bonds, the Trustee shall select the particular Bonds to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Bonds which have not previously been called for redemption, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Bonds for redemption in such manner so as to assure that after such redemption no Bondholder shall retain Bonds in an aggregate amount less than an Authorized Denomination. Bonds (or portions thereof) for the redemption and payment of which provision has been made and notice thereof given all in accordance with the Indenture shall thereupon cease to be entitled to the benefits of the Indenture and shall cease to bear interest from and after the date fixed for redemption unless default be made in payment of the redemption price.

Default, Remedies, Rights of Holders, Amendments

If an "Event of Default", as defined in the Indenture, shall occur, the principal of all Bonds then Outstanding may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and of the User Agreement and the modification of the rights and obligations of the Issuer and the User and the rights of the Holders of the Bonds at any time with the consent of a majority in principal amount of the Bonds at the time Outstanding affected by such modification. The Indenture contains provisions permitting the Holders of specified percentages in principal amount of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer or the User with certain provisions of the Indenture or the User Agreement and certain past defaults under such documents and the consequences thereof. Any such consent or waiver by the Holder of this bond shall be conclusive and binding upon such Holder and upon all future Holders of this bond and of any bond issued in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this bond. The Indenture provides that if the Letter of Credit is in effect and the Credit Obligor has not wrongfully dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date, then (i) no amendment to the Indenture, User Agreement or Bond Guaranty may be made without the consent of the Credit Obligor Parties and (ii) that any remedies available under the Indenture (other than mandatory acceleration of the Bonds and mandatory draws under the Letter of Credit) may be exercised only with the consent of the Credit Obligor Parties.

The Holder of this bond shall have no right to enforce the provisions of the Indenture, or to institute any action to enforce the covenants therein, or to take any action with respect to any default thereunder, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

Registration, Transfer and Exchange

The Bonds are initially issued in Authorized Denominations pursuant to a Book-Entry System to be administered by the Securities Depository and registered in the name of and held by the Securities Depository Nominee all as more particularly provided in the Indenture. In the event the Book-Entry System for the Bonds is discontinued, Bonds in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof, the Bonds will be registered in the names of the owners thereof on the registration books of the Trustee pertaining thereto, the Trustee shall make payments of principal of, purchase price of, premium (if any) and interest on the Bonds to the registered owners thereof as provided in the Bonds and the Indenture, and the provisions of this bond and of the Indenture with respect to registration, transfer and exchange of Bonds by the registered owners thereof shall apply.

As provided in the Indenture and subject to certain limitations therein set forth, this bond is transferable on the Bond Register maintained at the Principal Office of the Trustee, upon surrender of this bond for transfer at such office or at the Principal Office of the Tender Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee or Tender Agent duly executed by, the registered Holder hereof or the attorney thereof, duly authorized in writing, and thereupon one or more new Bonds of the same maturity, of any Authorized Denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein set forth, the Bonds are exchangeable for other Bonds of the same maturity of any Authorized Denominations and of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge shall be made for any transfer or exchange hereinbefore referenced, but the Holder hereof shall pay a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this bond is overdue, and neither the Issuer, the Trustee nor any agent thereof shall be affected by notice to the contrary.

General

No covenant or agreement contained in this bond or the Indenture shall be deemed to be a covenant or agreement of any officer, agent or employee of the Issuer, and neither any member of the Board of Directors of the Issuer nor any officer executing this bond shall be liable personally on this bond or be subject to any personal liability or accountability by reason of the issuance of this bond.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law.

Unless the certificate of authentication and registration hereon has been executed by the Trustee or by the Tender Agent by the manual signature of a duly authorized officer thereof, this bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this bond to be executed in its name by the Chairman of the Board of Directors of the Issuer, under the corporate seal thereof hereunto imprinted, and the same attested by the Secretary of the Issuer, both of said officers being duly authorized thereunto.

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HALEYVILLE,
ALABAMA




By
------------------------------------------------------------------------------
Chairman of the Board of Directors

[SEAL]

Attest:


Secretary

Certificate of Authentication and Registration

Date of Authentication and Registration:
-------------------------------

This is one of the Bonds referred to in the within mentioned Trust
Indenture and has been registered by The Industrial Development Board of the City of Haleyville, Alabama on the registration books maintained with the Trustee in the name of the above-named registered owner on the Authentication and Registration Date noted above.

FIRST COMMERCIAL BANK,
as Trustee




By
------------------------------------------------------------------------------
Its Authorized Officer

Assignment

For value received, hereby sell(s), assign(s) and transfer(s) unto this bond and hereby irrevocably constitute(s) and appoint(s) attorney to transfer this bond on the books of the within named Issuer at the office of the within named Trustee, with full power of substitution in the premises.

Dated:
-------------------------------------------------------


NOTE: The name signed to
this assignment must
correspond with the name of
the payee written on the
face of the within bond in
all respects, without
alteration, enlargement or
change whatsoever.

Signature Guaranteed:*


(Bank or Trust Company)


By
---------------------------------------------------
(Authorized Officer)

Medallion Number: ______________________

* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of the recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

EXHIBIT B
TO

TRUST INDENTURE

DATED AS OF MAY 1, 2000

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA

TO

FIRST COMMERCIAL BANK


The form of Requisition and Payment Request is contained on the following pages.

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA

(Winston Properties, Inc. Project)

Requisition and Payment Request


To: First Commercial Bank
as trustee under the Indenture
referenced below

No. _______


A requisition or payment request is hereby made to you, as Trustee of the Construction Fund under the Trust Indenture dated as of May 1, 2000 (the "Indenture") between The Industrial Development Board of the City of Haleyville, Alabama (the "Board") and you, as Trustee, for the payment of

$__________________ to ________________________________________________________
(Name of person, firm or corporation to whom payment is to be made)

whose address is ______________________________________________________________

------------------------------------------------------------------------------.

The payment requested to be made by the foregoing request will be made for the following Project Costs:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------------.
(describe Project Cost in reasonable detail)

The undersigned does hereby certify that (a) the purpose for which such payment is to be made is one for which Construction Fund moneys are authorized under the User Agreement to be expended, (b) such payment is for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation or for paying expenses incurred in connection with the issuance, sale and delivery of the Bonds (provided that no more than two percent (2%) of the aggregate face amount of the Bonds has been or will be used to finance the issuance costs of the Bonds) or that such payment shall be made to the United States of America pursuant to
Article XVII of the Indenture and the corresponding provisions of the User Agreement, (c) any property for which payment is to be made has been installed or is located on the Project Site, (d) such payment will not result in any part of the proceeds of the Bonds being used for the acquisition (directly or indirectly) in whole or in part, of any land (or any interest therein) to be used for farming purposes, (e) such payment will not result in twenty-five percent (25%) or more of the proceeds of the Bonds being used to acquire the Project Site or used to acquire any other land (or interest therein) not described in (d) above, (f) such payment will not result in any part of the net proceeds of the Bonds being used to acquire any property or any interest therein (including, without limitation, any buildings, structures, facilities, improvements, equipment, machinery, or other personal property) the first use of which property was not pursuant to such acquisition with the proceeds of the Bonds, (g) no event of default exists under the Indenture or the User Agreement and such payment will not cause or result in the violation of any covenant contained in of the User Agreement, (h) such payment is not for the acquisition, construction, reconstruction or improvement of any property which would cause the average maturity of the Bonds to exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the facilities financed with the proceeds of the Bonds within the meaning of Section 147(b) of the Code, and
(i) such payment is not for the cost of acquiring any real or personal property the commitment to obtain which was made prior to November 23, 1999.

This ____________ day of __________________,____.


WINSTON PROPERTIES, INC.




By
----------------------------------------------------------


Its
---------------------------------------------------------



Endorsement by Credit Obligor Parties

The undersigned Fleet National Bank hereby approves the payment to be made by the foregoing payment requisition request.

This _______ day of _____________________,____.

FLEET NATIONAL BANK



By
----------------------------------------------------------------------


Its
---------------------------------------------------------------------


FLEET CAPITAL
CORPORATION, as
Administrative
Agent, Guarantor
and provider of
the LC Support
under (and as such
terms are defined
in) the Credit
Documents



By
----------------------------------------------------------------------


Its
---------------------------------------------------------------------

EXHIBIT C
TO

TRUST INDENTURE

DATED AS OF MAY 1, 2000

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA

TO

FIRST COMMERCIAL BANK


The form of Optional Tender Notice is contained on the following pages.

Optional Tender Notice

First Commercial Bank
Birmingham, Alabama
as Trustee

Re:   Variable/Fixed   Rate  Industrial   Development   Revenue  Bonds  (Winston
Properties, Inc. Project), issued by The Industrial Development Board of the City of Haleyville, Alabama pursuant to Trust Indenture dated May 1, 2000

The undersigned is the registered owner of the following Bond, which is part of the above-referenced issue of Bonds:

Certificate Number (if applicable):
------------------------
Principal Amount:
------------------------

The undersigned hereby elects to have (check one as appropriate, and be certain to designate the principal amount tendered, if less than the entire amount):

the entire principal amount
-------

$ (must be an authorized multiple of the smallest Authorized Denomination) of
------- ----------------
the principal amount of such Bond

purchased on the following date (specify a Business Day that is at least 7 days after notice of tender is delivered to the Trustee):


[Optional Tender Date]


THE UNDERSIGNED ACKNOWLEDGES THAT THIS ELECTION IS IRREVOCABLE AND BINDING ON THE UNDERSIGNED AND CANNOT BE WITHDRAWN.

Dated: .
----------------------

Print or Type
-------------------------------------------------------------
Name of Bondholder


Address


Telephone Number

Signature

(The name and signature
must correspond exactly to
the name appearing on the
registration books
maintained by the Trustee)

Medallion Number: ______________________

* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of the recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

EXHIBIT D
TO
TRUST INDENTURE

DATED AS OF MAY 1, 2000

THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF HALEYVILLE, ALABAMA

TO

FIRST COMMERCIAL BANK

Description of Real Property


The description of the Project Site is set forth on the following page(s).